Annual Report

December 31, 2002

The Riverfront Large Company Select Fund
The Riverfront Balanced Fund
The Riverfront Small Company Select Fund
The Riverfront Select Value Fund
The Riverfront U.S. Government Income Fund
The Riverfront U.S. Government Securities Money Market Fund

NOT FDIC INSURED * NO BANK GUARANTEE * MAY LOSE VALUE

[Logo of Riverfront Funds]

Table of Contents

The Riverfront Funds

Message From The President	2
Message From The Investment Adviser	3
Performance Reviews	4
Statements of Assets and Liabilities	15
Statements of Operations	17
Statements of Changes in Net Assets	19
Schedules of Portfolio Investments	21
Notes to Portfolio of Investments	30
Notes to Financial Statements	31
Financial Highlights	41
Report of Independent Auditors	52
Board of Trustees and Trust Officers	53

Message From The President

The Riverfront Funds

Dear Shareholders:

I am pleased to present the Annual Report to Shareholders for The Riverfront Funds. This report covers the 12-month reporting period from January 1, 2002 through December 31, 2002. Inside you will find commentary from the funds' investment adviser and the publication of the funds' financial statements, which include the portfolio of investments.

The Financial Markets in Review

The fiscal year 2002 will be remembered as the third straight year of declines in the markets. High levels of volatility occurred as the markets responded to corporate scandals, fears of war and terrorism, and a sluggish economic recovery. The first and fourth quarters' positive performance were more than offset by weakness during the second and third quarters. The markets concluded with the worst performing December on record. The performances of the major indexes for the 12-month reporting period are as follows: the Standard & Poor's 500 Index (S&P 500) down (22.10)%, the Nasdaq down (31.53)% and the Dow Jones Industrial Average (DJIA) down (14.99)%*. A well-diversified portfolio, including debt and equity investments, continues to be the optimal method to help decrease risk and temper volatility in your portfolio. A fund by fund performance review is as follows:

The Riverfront Large Company Select Fund

The fund maintains a portfolio of large company stocks including recognizable names like Wal-Mart, Proctor & Gamble Co., Microsoft, General Electric and Pfizer. The Investor A Shares produced a total return of (26.61)%, or (29.95)% adjusted for the fund's sales charge. Investor B Shares produced a total return of (27.20)%, or (30.11)% adjusted for the fund's contingent deferred sales charge. The fund underperformed its benchmark, the S&P 500 Index,* which was down (22.10)%. Fund net assets totaled $27.6 million at the end of the reporting period.

The Riverfront Balanced Fund

The fund invests in a classic combination of two key financial markets: stocks and bonds. At the end of the 12-month reporting period, 61% of the fund's portfolio was invested in stocks, with the remainder invested in bonds and money market securities. Due to difficult market conditions that impacted the stock portion of the portfolio, the fund produced a negative return. Investor A Shares provided shareholders with dividends totaling $0.051 per share and produced a total return of (15.14)%, or (18.98)% adjusted for the fund's sales charge. Investor B Shares produced a total return of (15.74)%, or (19.11)% adjusted for the fund's contingent deferred sales charge. The fund outperformed its benchmark, the S&P 500, (22.10)%, but trailed its peer group performance benchmark, the Morningstar Domestic Hybrid Average, (9.71)%.** Fund net assets totaled $13.3 million at the end of the reporting period.

The Riverfront Small Company Select Fund

The fund's portfolio of smaller capitalization stocks was not immune to the difficult market conditions and produced negative returns.*** The fund's Investor A Shares produced a total return of (26.59)%, or (29.93)% adjusted for the fund's sales charge. Investor B Shares produced a total return of (26.97)%, or (29.89)% adjusted for the fund's contingent deferred sales charge. After an extremely volatile first half of the year, the fund performed more in line with its benchmark, the S&P 600 Small Cap Index† which was down (15.36)% for the reporting period. Fund net assets totaled $5.6 million at the end of the reporting period.

The Riverfront Select Value Fund

The fund pursues growth of capital through high-quality stocks including recognizable names like Exxon Mobil, Disney, Alcoa, Verizon and Citigroup. The fund's holdings were negatively impacted by market conditions that caused stock prices to decline. During the 12-month reporting period, Investor A Shares produced a total return of (24.73)%, or (28.15)% adjusted for the fund's sales charge and provided shareholders with dividends totaling $0.019 per share. Investor B Shares produced a total return of (25.34)%, or (28.32)% adjusted for the fund's contingent deferred sales charge. The fund was behind its benchmark, the S&P 500 Index, which was down (22.10)%. Fund net assets totaled $14.4 million at the end of the reporting period.

The Riverfront U.S. Government Income Fund

The fund pursues income through a portfolio that, at the end of the 12-month reporting period, invested primarily in U.S. government agency securities (80.3% of the portfolio), corporate bonds (17.4% of the portfolio) and cash (1.2% of the portfolio). Investor A Shares provided shareholders with dividends totaling $0.362 per share and produced a total return of 7.64%, or 2.84% adjusted for the fund's sales charge. Investor B Shares provided shareholders with dividends totaling $0.278 per share and produced a total return of 6.89%, or 2.89% adjusted for the fund's contingent deferred sales charge. The fund was behind its benchmark, the Lehman Brothers U.S. Intermediate Government Bond Index,†† which was up 9.04%. Fund net assets totaled $48.9 million at the end of the reporting period.

The Riverfront U.S. Government Securities Money Market Fund

Designed to provide you with a convenient way to earn daily income on your ready cash, the fund's portfolio of U.S. government money market securities paid dividends totaling $0.010 for Investor A Shares and $0.013 for Institutional Shares, while maintaining a stable share value of $1.00.††† More than $220.2 million was at work in the fund at the end of the reporting period.

Thank you for pursuing your goals through The Riverfront Funds. We look forward to keeping you up-to-date on the details of your investment on a regular basis, and providing you with the highest level of service possible.

Sincerely,

/s/ Duane A. Dewey

Duane A. Dewey
President
February 1, 2003

* The S&P 500 Index is an unmanaged capitalization-weighted index of 500 stocks designed to measure performance of the broad domestic economy through changes in the aggregate market value of 500 stocks representing all major industries. The Nasdaq is an unmanaged average of all stocks listed on the Nasdaq Stock Market. The DJIA is an unmanaged index which represents share prices of selected blue chip industrial corporations as well as public utility and transportation companies. The DJIA indicates daily changes in the average price of stocks in any of its categories. It also reports total sales for each group of industries. Because it represents the top corporations of America, the DJIA's index movements are leading economic indicators for the stock market as a whole. Investments cannot be made in an index.

** Morningstar figures represent the average total returns reported by all mutual funds designated by Morningstar, Inc. as falling into the respective categories indicated. They do not include sales charges.

*** In return for higher growth potential, small company stocks can be more volatile than large company stocks.

† The S&P 600 Small Cap Index is an unmanaged capitalization-weighted index representing all major industries in the small-cap-range of the U.S. stock market. Investments cannot be made in an index.

†† The Lehman Brothers U.S. Intermediate Government Bond Index is an unmanaged index comprised of all publicly issued, non-convertible domestic debt of the U.S. government or any agency guaranteed by the U.S. government. Investments cannot be made in an index.

††† An investment in money market funds is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other government agency. Although money market funds seek to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in them.

Performance data quoted represents past performance and is no guarantee of future results. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost.

Message From The Investment Adviser

The Riverfront Funds

Dear Shareholders:

Resilient and stable might best describe the U.S. economy, which continues to recover following the relatively mild recession in 2001. Growth in the Gross Domestic Product (GDP) has been over 3% during the past year and may exceed 5% plus in 2003. We are experiencing both productivity growth and positive signs of growth in capital spending. The latter is critically important to the equity markets long-term. However, investor confidence is of even greater importance to the economy and stock market. Several options for economic stimulus remain available. The Federal Reserve has indicated its willingness to lower rates further, or even use unconventional means at their disposal, to sustain the current economic recovery. Another real possibility is to bring forward the 2004 tax cuts and/or to reduce the tax rate on personal income and dividends. Fiscal policy remains stimulative and should continue to sustain GDP. These initiatives would serve to boost the confidence of U.S. consumers and help drive both the eco nomy and the stock market in 2003.

Any stimulus, which sustains consumer expenditures, prolongs the economic recovery, which has been thus far carried on the back of the consumer. Ultimately this will drive capital spending by business. Inventories are still low which could spark renewed capital spending. Also, the government is spending, and in the event of war that would accelerate. Despite unemployment increasing, real wages for remaining employees are actually rising. This, plus some lingering benefits of refinancing, lower tax rates and the potential for additional tax reductions, all provide proof of a continued economic recovery and an increase in confidence which will gain momentum as 2003 progresses. This should have a positive effect on the financial markets, particularly stocks.

The S&P 500 posted its third straight year of decline for the first time in over 50 years. We expect continued market volatility in 2003, but do not expect a fourth consecutive down year. Rather, we believe economic recovery should continue, albeit at a steady rather than robust pace.

The stock market has historically done a reasonably good job of discounting news. However, at inflection points there is often a delayed reaction to good news and a tendency to remain focused on yesterday's news. In our opinion, the market is not currently focusing on potential positives. Rather, it is still caught up in the old worries of:

  terrorism;
  negative returns for three straight years;
  corporate scandal; and
  a weak economy.

Terrorism certainly should not be taken lightly; however, it is unpredictable. The other worries should be viewed in perspective. First, the three-year decline has removed much of the excess valuation and speculation from the stock market, which is a good thing long-term. Awareness of corporate excess is heightened and reforms are being instituted. Recognition of the problem is the first step to a cure. The economy is recovering and additional monetary and fiscal stimuli are available to support and sustain this recovery. Expectations are low for stocks and many investors have preferred to remain in cash equivalents (yielding less than 2%) or other fixed income investments, which are at the high end of long term valuations. A rising stock market could well fuel an increased appetite for stocks.

Analysts estimate for the S&P 500 earnings in 2003 are for a rise of over 12%. Yet many stocks reflect expectations of flat, or even down, earnings. It's in the environment of "low or no" expectations when positive surprises may occur. Positive news could force some of the record cash that is on the sidelines into stocks. Likewise, portfolio re-balancing should result in a movement of money from bonds to equities. Finally, the reality of tax cuts and reductions of the dividend tax rate should also drive the stock market higher. These positives will not result in a return to the roaring bull market of the late 1990's, but a period of positive returns below historical averages. Good news for investors, as they would be positive, in both real and absolute terms, and a refreshing change to the prior three years.

The emotions of greed or fear cannot remain in force indefinitely. We expect 2003 to be a year of improving investor confidence accompanied by single digit returns. On behalf of Provident Investment Advisors, Inc., thank you for your continued support.

/s/ J. Donald Raines

J. Donald Raines
Chief Investment Officer & Managing Director
Provident Investment Advisors, Inc.*
February 1, 2003

* Provident Investment Advisors, Inc. is a Registered Investment Adviser

Performance Reviews

The Riverfront Funds

The Riverfront Large Company Select Fund

Stocks finished 2002 with a third straight year of negative returns, posting their worst losses since 1974. The fund declined (26.61)% (Investor A Shares at NAV)* for the 12-month reporting period ended December 31, 2002, versus (22.10)% for the S&P 500 Index** and ahead of the Morningstar Large-Cap Growth Average at (27.77)%***.

The year was marked by the economy's slow emergence from a recession, deflation, geopolitical uncertainty, and corporate governance issues, all of which help maintain investors aversion to stocks. Money poured into low-yielding money markets, bond funds, and even gold, which had its best year since 1979. Value-style stocks outperformed their growth counterparts as revenues failed to materialize and "growth" was negligible. However, the trend in corporate profits reversed mid-year as quarterly earnings began to post increases on companies' cost cuts--following five quarters of losses.

Relative performance in the fund was driven by both stockpicking and sector weightings. Technology stocks were once again the worst performers in 2002, and the fund's underweight of such a deeply cyclical sector proved to be prudent. Stock selection in Health Care and Consumer Discretionary outpaced their Index counterparts, as did an overweight position in the Energy sector as threat of war sent crude oil prices from $18 to $32 through the course of the year. We sought out positions with higher expected earnings growth than the market, with strong balance sheets and cash flow, and carefully screened for revenue trends as earnings came back in-line. In addition, we examined dividend yields in our selection process as investors sought income in the low-yielding environment or anticipated tax relief on dividend-generating securities. Finally, relative strength analysis demonstrated a stock's supply and demand trends in relation to our benchmark and helped us to identify names under accumulation or distribution in a market fraught with momentum changes.

The environment remains uncertain for the U.S. financial markets, and in the world we live in today uncertainty is unlikely to be eliminated. Nor does a bear market recover without bumps on the road to recovery. However, as we begin to resolve political situations and straighten out the excesses of the late 1990's, the diminishing issues will be replaced by increased confidence on the part of consumers, business leaders, and investors. This confidence will facilitate increased spending on a platform of low interest rates and new tax incentives, ultimately driving a return to revenue growth for companies, and a rebound in the appetite for stocks. While many challenges remain, we are cautiously optimistic that the second half of 2003 should bring recovery and better times for investors. We appreciate your patience over the difficult year and hope to reward you with better times ahead.

* Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed may be worth more or less than their original cost.Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total return for the reporting period, based on offering price (i.e., less any applicable sales charges) for Investor A Shares was (29.95)%.

** The S&P 500 is an unmanaged capitalization weighted index of 500 stocks designed to measure performance of the broad domestic market through changes in the aggregate market value of 500 stocks representing all major industries. The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the Securities and Exchange Commission (SEC) requires to be reflected in the Fund's performance. Investments cannot be made in an index.

*** Morningstar figures represent the average total returns reported by all mutual funds designated by Morningstar, Inc. as falling into the respective categories indicated. They do not include sales charges.

Large Company Select Fund

Value of a $10,000 Investment
$25,000
$23,000
$21,000
$19,000
$17,000
$15,000
$13,000
$11,000
$9,000
$7,000
$5,000
1/2/1997
12/31/1997
12/31/1998
12/31/1999
12/31/2000
12/31/2001
12/31/2002
Investor B Shares**
S&P 500 Index
Morningstar Large Cap Growth Average
$12,955
$11,298
$9,493

***Reflects applicable contingent deferred sales charge.*

Average Annual Total Return for the Period Ended December 31, 2002

	1 Year	5 Year	Since Inception (1/2/97)
Investor B Shares**	(30.11)%	(5.53)%	(0.47)%

The quoted performance of Investor A Shares of this fund includes performance of certain collective trust funds accounts ("Commingled Accounts") advised by The Provident Bank, for periods dating back to 8/30/86 and prior to the fund's commencement of operations on 1/2/97, as adjusted to reflect the expenses associated with the fund. The Commingled Accounts were not registered with the Securities and Exchange Commission and therefore, were not subject to the investment restrictions imposed by law on registered mutual funds. If the accounts had been registered, the account's performance may have been adversely affected.

The Riverfront Balanced Fund

2002 produced a rarity in the financial markets by incurring the third consecutive down year for stocks and a third strongly positive year for bonds.

While the economy improved in 2002 the stock market did not follow, hampered by the threat of war and sluggish corporate profits. The Federal Reserve (Fed) helped the bond market along by dropping interest rates to their lowest level in over 40 years. The fund produced a total return of (15.14)% (Investor A Shares at NAV)* for the 12-month reporting period ended December 31, 2002, versus (22.10)% for the S&P 500 Index** and the Lehman Brothers Intermediate Government/Corporate Bond Index advanced 9.04%***. The Morningstar Domestic Hybrid Average returned (9.83)%†.

The fund started the year with an equity exposure around 65% and reduced it during midyear to slightly under 50%. The equity exposure was gradually increased back to 65% by the end of 2002. Sector exposure shifted during the year to take advantage of outperforming sectors. We reduced our overweight in Health Care and built an overweight in Telecommunications and continued to overweight Financials. We also maintained an overweight position in Information Technology and continued to underweight Industrials and Consumer Staples. The largest positions in the fund at year-end were Wachovia, Bank of America, Microsoft and American Express. We plan to continue emphasizing high dividend yields which we think could help cushion returns in a downward market environment.

The bond portion of the fund maintained a short duration†† strategy concentrated in government agency bonds. This led to an underperformance on the fixed income side of the Balanced Fund as the Treasury market rallied. We plan to continue with the short duration strategy into the year and plan to add to positions in Treasury inflation index bonds.

Our economic outlook for 2003 is cautiously optimistic. However, the economic recovery is not yet benefiting all sectors requiring a selective eye for value and valuations. We expect the high volatility of the market in the past years to continue probably within the trading bands already established. The Fed has stopped lowering interest rates and may not increase them until sometime later in 2003. We anticipate modest to low returns on the fixed income side for the year.

* Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total return for the reporting period, based on offering price (i.e., less any applicable sales charges) for Investor A Shares was (18.98)%.

** The S&P 500 is an unmanaged capitalization weighted index of 500 stocks designed to measure performance of the broad domestic market through changes in the aggregate market value of 500 stocks representing all major industries. The S&P 500 is not adjusted to reflect sales charges, expenses or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.

*** The Lehman Brothers Intermediate Government/Corporate Bond Index is an unmanaged index made up of the Lehman Brothers Government and Corporate Bond Indexes, including U.S. government Treasury and Agency securities as well as corporate and Yankee bonds. Investments cannot be made in an index.

† Morningstar figures represent the average total returns reported by all mutual funds designated by Morningstar, Inc. as falling into the respective categories indicated. They do not include sales charges.

†† Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

The Riverfront Small Company Select Fund

For the year ended December 31, 2002, the Riverfront Small Company Select Fund exceeded the average returns of its peers but trailed the benchmark index as the fund declined (26.59)% (Investor A Shares at NAV)* for the 12-month reporting period ended December 31, 2002 versus (15.36)% for the S&P 600 Small Cap Index** and the Morningstar Small-Cap Growth average was (28.42)%***. The year was the worst for equity funds since 1974 as 94% of Small-Cap Growth funds trailed their benchmark.

We are disappointed in the lack of a recovery in the stock market despite a stronger fourth quarter, but encouraged by our vast improvements in relative performance over the course of the year. The changes we began in May resulted in better risk management in the uncertain environment as we neutralized excessive sector over/underweightings and concentration within individual positions. We also evaluated the portfolio on a daily basis for the impact it had on the fund during both the session and the current quarter. We utilized careful screening procedures through quantitative and technical analysis to balance the fundamental approach, and as a result stock selection drove performance.

Companies with quality revenue, valuation, and cash flow metrics that were leaders in their industries and relative outperformers dominated the composition of the diverse portfolio, and these characteristics led the fund to a strong third quarter with returns in excess of 91% of its peer group. Quality scored well in the third quarter, as it marked the worst three-month period for stocks since 1987. While posting a modest gain in the fourth quarter, the fund underperformed its benchmark on a rally in oversold, low-quality names as fund managers scrambled to add higher quality securities to their portfolios.

Some individual areas stood out this year more than others, as a slight Energy sector overweight benefited from rising oil prices, and stock selection stood out in the Consumer Discretionary and Technology sectors. In Health Care, we transitioned out of defensive and weakening health services companies, focusing on strength in biotech amid a number of exciting developments in heart disease and cancer therapies.

We are cautiously optimistic that enough elements of an economic recovery are in place to end three years of negative returns in stocks. Small-cap growth stocks tend to outperform other asset classes at this point in the cycle, and broad valuation and earnings metrics certainly support an opportunity for this thesis. We believe the key remains bottom-up stock selection as the ultimate driver to performance, while remaining aware of the macro environment and intermarket relationships now dominating asset flows.

The stock market is bounded by the considerable overhang of geopolitical uncertainty and an aversion to stocks, despite the earnings recovery that has quietly emerged as companies have cut costs. Resolution to much uncertainty will return confidence to the consumer and business leaders and therefore stimulate spending, a necessary element for stocks to see an increase in revenues and thus a resumption of earnings growth. Thank you for your continued patience and loyalty to our efforts. We look forward to a rewarding year in 2003.

* Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total return for the reporting period, based on offering price (i.e., less any applicable sales charges) for Investor A Shares was (29.93)%.

** The S&P 600 Small Cap Index is an unmanaged capitalization-weighted index representing all major industries in the mid-range of the U.S. stock market. The S&P 600 Small Cap Index is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the Fund's performance. Investments cannot be made in an index.

*** Morningstar figures represent the average total returns reported by all mutual funds designated by Morningstar, Inc. as falling into the respective categories indicated. They do not include sales charges.

Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate so that an investor's shares, when redeemed, may be worth more or less than their original cost. The return of Investor A Shares includes the performance history of the MIM Stock Appreciation Fund and excludes that of the MIM Stock Growth fund prior to acquisition.

Small company stocks may be less liquid and subject to greater price volatility than large company stocks.

The Riverfront Select Value Fund

In 2002, the equity markets had a third consecutive year of negative returns. The decline in returns was evident through all investment styles including value, growth, small capitalization equities, and international equities. For 2002, the first and fourth quarters realized solid gains, but could not overcome the magnitude of losses posted in the second and third quarters.

Over the course of the 12-month reporting period, the fund maintained its value style of investing. The fund continues to search for high quality names that trade at attractive valuation measures. In addition, dividend yield plays an integral factor in deriving value as dividends play a meaningful role in the total return generated from stocks. Therefore, the fund typically identifies and invests in equities with an above average dividend yield. Sectors which the fund has overweighted positions include those with ordinarily higher dividend yields like Financials, Energy, and Utilities. Sectors that represent underweighted positions are sectors where earnings are commonly retained for future prospects and include Technology, Health Care, and Consumer Staples. Our underweighted position in Consumer Staples hurt overall reporting results as Consumer Staples represented the sector that generated the highest return.

Volatility continued to be the theme of 2002. Not only were the markets volatile, but rotation between economic sectors were significant. This short-term trading mentality did not bode well for the fund's value style and emphasis of identifying long-term potential for capital appreciation. The fund declined (24.73)% (Investor A Shares at NAV)* for the 12-month reporting period ended December 31, 2002 as compared to (22.10)% for the S&P 500 Index** and (18.89)% for the Morningstar Large Value Average***.

We continue to seek out both attractive dividend yields and valuation levels for new purchases. Despite the strong possibility of continued volatility due to geopolitical risks, reasonable earnings forecasts that reflect lowered expectations are setting the stage for a recovery in the market. Once uncertainties are dissipated, we believe stocks with significant opportunities and are attractively priced will excel. We believe the fund is positioned well to benefit from an improved stock market and excited about the opportunities currently available in the market.

* Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total return for the reporting period, based on offering price (i.e., less any applicable sales charges) for Investor A Shares was (28.15)%.

** The S&P 500 is an unmanaged capitalization weighted index of 500 stocks designed to measure performance of the broad domestic market through changes in the aggregate market value of 500 stocks representing all major industries. The S&P 500 is not adjusted to reflect sales charges, expenses, or other fees that the SEC requires to be reflected in the fund's performance. Investments cannot be made in an index.

*** Morningstar figures represent the average total returns reported by all mutual funds designated by Morningstar, Inc. as falling into the respective categories indicated. They do not include sales charges.

The Riverfront U.S. Government Income Fund

2002 was another good year for the bond market. Expectations for a rebound in corporate profits and the stock market initially put pressure on the bond market. Treasury yields moved higher during the first quarter as investors speculated that the cumulative effects of monetary easing in 2001 would begin to take hold in 2002. As it became clear that economic growth was not recovering in a robust manner from the 2001 recession, stocks began a gradual sell-off culminating in new bear-market lows set in mid October. The Treasury market, which over the remainder of the year maintained a near perfect negative correlation to stock prices, traded to new lows in yield over the same period. The yield on the 10 year Treasury note declined 121 basis points to 3.82%. Corporate bond spreads spent the period under pressure reflecting uncertainty about the strength of profitability for firms. Spreads reached levels typically only seen in deep recessions. The performance of mortgage-backed securities was mixed as prepayments spiked to historically high levels, and 30 year mortgage rates reached a low of 5.90% in 2002.

As of December 31, 2002, the fund posted a total return, year-to-date of 7.64% (Investor A Shares at NAV)* versus 9.64% for the Lehman Brothers U.S. Intermediate Government Bond Index** and 9.03% for the Morningstar Intermediate Government Average***.

Following a solid performance in 2001 the structure of the fund remained the same as we entered 2002. A short duration† strategy that emphasized mortgage backed securities and high-grade corporate bonds was continued. This strategy allowed the fund to take advantage of the relative out-performance of the short end of the yield curve in the first quarter. Subsequent to the first quarter stocks sold off and bonds sharply rallied. The short duration strategy, that under-weighted U.S. Treasury and Agency securities, was a drag on performance, as the long end of the yield curve outperformed. The fund's strategy was changed late in the third quarter to a longer duration portfolio that over-weighted U.S. Treasury and Agency securities. While some performance was lost during the second and part of the third quarter, the fund performed very well in the fourth quarter.

We believe that while the investment community continues to focus on the pending war with Iraq and uncertainties over the future of our war on terrorism, as the main reason for continued subdued economic growth, a much more plausible explanation behind the slowdown in business and consumer spending is the country's underlying economic condition. Businesses continue to be faced with excess capacity and declining end-demand as well as falling prices. Consumers have realized that the economy is weak and the labor market has yet to turn around. Additionally, consumers have already taken advantage of low-interest rates through home refinancing and zero-percent auto financing, to boost their standard of living. The question is now, to what degree has financed purchases such as these pulled sales forward, and if they have, are we now entering the period of time that purchases were pulled from? The key to stock market performance in 2003 will depend on the answer. We believe that bond yields will remain tied to the direction of the stock market this year. Until it is proved that a solid economic recovery is underway, we will stay long our benchmark duration, while over-weighting U.S. Treasury and Agency securities.

* Past performance is no guarantee of future results. The line graph and table do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. Investment return and principal value will fluctuate, so that an investor's shares, when redeemed may be worth more or less than their original cost. Mutual funds are not obligations of or guaranteed by any bank and are not federally insured. Total return for the reporting period, based on offering price (i.e., less any applicable sales charges) for Investor A Shares was 2.84%.

** The Lehman Brothers U.S. Intermediate Government Bond Index is an unmanaged index comprised of all publicly issued, non-convertible domestic debt of the U.S. government or any agency guaranteed by the U.S. government. Investments cannot be made in an index.

*** Morningstar figures represent the average total returns reported by all mutual funds designated by Morningstar, Inc. as falling into the respective categories indicated. They do not include sales charges.

† Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

The Riverfront U.S. Government Securities Money Market Fund

The Federal Reserve (the Fed) in a somewhat surprise move dropped interest rates 50 basis points in the Fourth quarter of 2002 reversing their earlier move to neutral. This occurred as the economy showed signs of slowing and the stock market marched onward on its third consecutive down year. This has turned the short-term yield curve flat as the market anticipates the Fed's is now on hold for an extended period of time. This follows a year in 2001 in which the Fed dropped interest rates over 70% from its starting level. Currently rates are the lowest in over 40 years.

The fund has a current 7-day yield of 0.64% at year end, down from 1.37% at the end of 2001*. The duration** of the fund has remained relatively stable throughout the year, ending at 40 days and fluctuating around 33 to 50 days.

Looking forward we believe that the Fed will delay raising or lowering rates until a clearer read on the economy shows through. We believe the next likely Fed move will be in mid to end of 2003 and will be an increase in rates. With the short-term yield curve in its current flat position we will hold our duration around current levels. As the market anticipates the Fed increasing rates, we will extend our duration to capture opportunities for higher yields.

* An investment in the fund is neither insured nor guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although the fund seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the fund. Past performance is no guarantee of future results. Yield will vary. Yields quoted for money market funds more closely reflect the fund's current income than total return quotation.

** Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of shorter durations.

*** The U.S. 30-Day Treasury Bill Index is considered to be representative of the U.S. 30-Day Treasury bill market. The index is unmanaged and does not reflect the deduction of expenses associated with a mutual fund, such as investment management and fund accounting fees. Investments cannot be made in an index. The performance of the fund reflects the deduction of fees for these value-added services.

Statement of Assets and Liabilities

The Riverfront Funds

December 31, 2002

	Large Company Select Fund	Balanced Fund	Small Company Select Fund
Assets:
Investments, at value (Cost $31,570,284, $13,460,128, $5,540,157, respectively)	$ 27,838,456	$ 13,224,135	$ 5,636,063
Interest and dividends receivable	25,047	102,594	2,549
Receivable for capital shares issued	1,623	9,440	--
Receivable for investments sold	--	--	105
Prepaid expenses and other assets	6,521	689	1,711

Total Assets	27,871,647	13,336,858	5,640,428

Liabilities:
Payable for capital shares redeemed	14,391	36,956	--
Payable for securities purchased	199,704	--	--
Accrued expenses and other payables:
Investment advisory fees	19,493	9,221	3,977
Administration fees	4,262	1,987	839
Custodian and accounting fees	3,963	1,990	1,108
Distribution fees	5,650	7,471	595
Transfer agent fees	8,811	4,208	6,304
Audit and legal fees	6,202	2,223	1,304
Other	5,652	165	269

Total Liabilities	268,128	64,221	14,396

Net Assets:
Capital	54,183,648	18,479,206	13,946,204
Accumulated undistributed net investment income	--	1,335	--
Net unrealized appreciation/(depreciation) on investments	(3,731,828)	(235,993)	95,906
Accumulated net realized losses and distributions in excess of realized gains	(22,848,301)	(4,971,911)	(8,416,078)

Net Assets	$ 27,603,519	$ 13,272,637	$ 5,626,032

Net assets
Investor A Shares	$ 17,947,143	$ 6,136,815	$ 5,076,195
Investor B Shares	9,656,376	7,135,822	549,837

Total	$ 27,603,519	$ 13,272,637	$ 5,626,032

Shares of capital stock
Investor A Shares	2,710,261	718,294	1,571,576
Investor B Shares	1,534,373	798,199	169,287

Total	4,244,634	1,516,493	1,740,863

Net asset value

Investor A Shares--redemption price per share	$ 6.62	$ 8.54	$ 3.23

Investor B Shares--offering price per share*	$ 6.29	$ 8.94	$ 3.25

Maximum sales charge (Investor A Shares)	4.50%	4.50%	4.50%

Maximum offering price per share (Investor A Shares)**	$ 6.93	$ 8.94	$ 3.38

* Redemption price of Investor B Shares varies based on length of time shares are held.

** (100%/(100%-maximum sales charge) of net asset value adjusted to nearest cent)

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

The Riverfront Funds

December 31, 2002

	Select Value Fund	U.S. Government Income Fund	U.S. Government Securities Money Market Fund
Assets:
Investments, at value (Cost $16,312,718, $47,473,386, and $197,683,509 respectively)	$ 14,373,124	$ 48,295,396	$ 197,683,509
Repurchase agreements (Cost $0, $0, and $22,600,000 respectively)	--	--	22,600,000

Total investments	14,373,124	48,295,396	220,283,509
Cash	--	--	542
Interest and dividends receivable	34,648	628,790	753
Receivable for capital shares issued	1,011	12,070	189,927
Prepaid expenses and other assets	1,970	892	391

Total Assets	14,410,753	48,937,148	220,475,122

Liabilities:
Dividends payable	--	--	136,752
Payable for capital shares redeemed	3,235	30,309	43,380
Accrued expenses and other payables:
Investment advisory fees	10,692	16,648	27,483
Administration fees	2,037	7,035	30,345
Custodian and accounting fees	2,094	4,970	9,360
Distribution fees	3,878	13,519	36,874
Transfer agent fees	5,735	3,590	4,441
Audit and legal fees	5,345	--	13,814
Other	588	3,939	18,302
Total Liabilities	33,604	80,010	320,751
Net Assets:
Capital	29,810,988	47,617,516	220,154,374
Accumulated undistributed net investment income	--	124,235	--
Net unrealized appreciation/(depreciation) on investments	(1,939,594)	822,010	--
Accumulated net realized gains/(losses) and distributions in excess of realized gains	(13,494,245)	293,377	(3)

Net Assets	$ 14,377,149	$ 48,857,138	$ 220,154,371

Net assets
Investor A Shares	$ 10,906,066	$ 44,018,276	$ 173,649,556
Investor B/Institutional Shares	3,471,083	4,838,862	46,504,815

Total	$ 14,377,149	$ 48,857,138	$ 220,154,371

Shares of capital stock
Investor A Shares	1,648,479	4,509,239	173,649,556
Investor B/Institutional Shares	523,359	424,777	46,504,815

Total	2,171,838	4,934,016	220,154,371

Net asset value
Investor A Shares--redemption price per share	$ 6.62	$ 9.76	$ 1.00

Investor B/Institutional Shares--offering price per share*	$ 6.63	$ 11.39	$ 1.00

Maximum sales charge (Investor A Shares)	4.50%	4.50%	N/A

Maximum offering price per share (Investor A Shares)**	$ 6.93	$ 10.22	$ 1.00

* Redemption price of Investor B Shares varies based on length of time shares are held.

** (100%/(100%-maximum sales charge) of net asset value adjusted to nearest cent)

N/A Not applicable

See Notes which are an integral part of the Financial Statements

Statement of Operations

The Riverfront Funds

For the Year Ended December 31, 2002

	Large Company Select Fund	Balanced Fund	Small Company Select Fund

Investment Income:
Interest income	$ 1,298	$ 282,698	$ --
Dividend income	442,721	164,938	36,735

Total Income	444,019	447,636	36,735

Expenses:
Investment advisory fees	324,325	152,741	66,140
Administration fees	68,919	28,851	14,055
Distribution services fee (Investor A Shares)	70,440	18,931	18,816
Distribution services fee (Investor B Shares)	123,647	93,991	7,412
Custodian and accounting fees	63,609	28,644	17,021
Audit and legal fees	25,410	7,908	6,982
Trustees' fees and expenses	19,647	7,677	4,388
Transfer agent fees	100,528	47,536	64,632
Registration and filing fees	--	43	--
State registration fees	36,572	34,494	35,310
Printing costs	10,922	3,237	1,290
Other	1,410	1,115	6

Total Expenses	845,429	425,168	236,052
Waivers
Waiver of investment advisory fees	--	(16,970)	--

Net Expenses	845,429	408,198	236,052

Net Investment Income (Net Operating Loss)	(401,410)	39,438	(199,317)

Realized/Unrealized Gains (Losses) from Investments:
Net realized losses from investment transactions	(11,384,263)	(1,963,744)	(3,389,885)
Net change in unrealized appreciation/(depreciation) from investments	(1,246,576)	(956,228)	922,962

Net realized/unrealized losses from investments	(12,630,839)	(2,919,972)	(2,466,923)

Change in net assets resulting from operations	$ (13,032,249)	$ (2,880,534)	$ (2,666,240)

See Notes which are an integral part of the Financial Statements

Statement of Operations

The Riverfront Funds

For the Year Ended December 31, 2002

	Select Value Fund	U.S. Government Income Fund	U.S. Government Securities Money Market Fund
Investment Income:
Interest income	$ 3,496	$ 2,186,071	$ 4,064,030
Dividend income	442,870	35,249	32,201

Total Income	446,366	2,221,320	4,096,231

Expenses:
Investment advisory fees	187,165	192,502	334,977
Administration fees	33,493	81,813	371,477
Distribution services fee (Investor A Shares)	37,230	112,315	479,013
Distribution services fee (Investor B Shares)	48,097	31,993	--
Custodian and accounting fees	32,739	58,415	114,723
Audit and legal fees	6,455	19,135	76,495
Trustees' fees and expenses	9,011	15,159	63,634
Transfer agent fees	62,035	43,186	52,797
Registration and filing fees	41	146	983
State registration fees	16,784	35,194	40,230
Printing costs	--	4,212	46,157
Other	1,517	568	4,043

Total Expenses	434,567	594,638	1,584,529
Waivers
Waiver of investment advisory fees	(19,700)	--	--

Net Expenses	414,867	594,638	1,584,529

Net Investment Income	31,499	1,626,682	2,511,702

Realized/Unrealized Gains (Losses) from Investments:
Net realized gains (losses) from investment transactions	(6,257,791)	1,737,729	--
Net change in unrealized appreciation/(depreciation) from investments	668,937	178,269	--

Net realized/unrealized gains (losses) from investments	(5,588,854)	1,915,998	--

Change in net assets resulting from operations	$ (5,557,355)	$ 3,542,680	$ 2,511,702

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

The Riverfront Funds

	Large Company Select Fund		Balanced Fund		Small Company Select Fund
	Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2002	Year Ended December 31, 2001
Increase (Decrease) in Net Assets:
Operations:
Net investment income (net operating loss)	$ (401,410)	$ (717,130)	$ 39,438	$ 92,666	$ (199,317)	$ (277,287)
Net realized losses from investment transactions	(11,384,263)	(10,736,563)	(1,963,744)	(2,847,108)	(3,389,885)	(4,828,055)
Net change in unrealized appreciation/(depreciation) from investments	(1,246,576)	(12,921,959)	(956,228)	(1,789,008)	922,962	(3,305,657)

Change in net assets resulting from operations	(13,032,249)	(24,375,652)	(2,880,534)	(4,543,450)	(2,666,240)	(8,410,999)

Distributions to Shareholders:
Distributions from net investment income:
Investor A Shares	--	--	(38,112)	(82,308)	--	--
Investor B Shares	--	--	--	(11,119)	--	--

Change in net assets resulting from distributions to shareholders	--	--	(38,112)	(93,427)	--	--

Capital Transactions:
Proceeds from sales of shares	10,455,211	36,934,159	1,261,479	2,419,506	481,039	1,121,121
Dividends reinvested	--	--	37,503	91,843	--	--
Cost of shares redeemed	(22,781,092)	(53,385,694)	(6,169,034)	(6,357,768)	(3,000,903)	(2,775,479)

Change in net assets from capital transactions	(12,325,881)	(16,451,535)	(4,870,052)	(3,846,419)	(2,519,864)	(1,654,358)

Change in net assets resulting from share transactions	(25,358,130)	(40,827,187)	(7,788,698)	(8,483,296)	(5,186,104)	(10,065,357)
Net Assets:
Beginning of period	52,961,649	93,788,836	21,061,335	29,544,631	10,812,136	20,877,493

End of period	$ 27,603,519	$ 52,961,649	$ 13,272,637	$ 21,061,335	$ 5,626,032	$ 10,812,136

Accumulated undistributed net investment income	$ --	$ --	$ 1,335	$ 9	$ --	$ --

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

The Riverfront Funds

	Select Value Fund		U.S. Government Income Fund		U.S. Government Securities Money Market Fund
	Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2002	Year Ended December 31, 2001*
Increase (Decrease) in Net Assets:
Operations:
Net investment income (net operating loss)	$ 31,499	$ (130,649)	$ 1,626,682	$ 2,279,663	$ 2,511,702	$ 6,789,813
Net realized gains (losses) from investment transactions	(6,257,791)	(2,962,250)	1,737,729	550,648	--	1,442
Net change in unrealized appreciation/(depreciation) from investments	668,937	(3,235,526)	178,269	625,568	--	--

Change in net assets resulting from operations	(5,557,355)	(6,328,425)	3,542,680	3,455,879	2,511,702	6,791,255

Distributions to Shareholders:
Distributions from net investment income:
Investor A Shareholders	(31,502)	--	(1,553,187)	(2,222,381)	(1,970,598)	(6,209,514)
Investor B Shareholders	--	--	(72,317)	(57,077)	--	--
Institutional Shareholders	--	--	--	--	(541,104)	(580,299)
Distributions from net realized gains on investments:
Investor A Shareholders	--	--	(1,214,635)	(340,757)	--	--
Investor B Shareholders	--	--	(107,739)	(12,434)	--	--
Institutional Shareholders	--	--	--	--	--	--

Change in net assets resulting from distributions to shareholders	(31,502)	--	(2,947,878)	(2,632,649)	(2,511,702)	(6,789,813)

Capital Transactions:
Proceeds from sale of shares	4,269,595	3,712,913	18,317,041	8,241,457	1,086,973,864	767,894,340
Dividends reinvested	29,342	--	828,752	738,591	716,717	2,314,626
Cost of shares redeemed	(9,311,003)	(8,064,820)	(18,409,290)	(7,220,906)	(1,074,463,791)	(726,086,891)

Change in net assets from capital transactions	(5,012,066)	(4,351,907)	736,503	1,759,142	13,226,790	44,122,075

Change in net assets resulting from share transactions	(10,600,923)	(10,680,332)	1,331,305	2,582,372	13,226,790	44,123,517
Net Assets:
Beginning of period	24,978,072	35,658,404	47,525,833	44,943,461	206,927,581	162,804,064

End of period	$ 14,377,149	$ 24,978,072	$ 48,857,138	$ 47,525,833	$ 220,154,371	$ 206,927,581

Accumulated undistributed net investment income	$ --	$ --	$ 124,235	$ 1,079	$ --	$ --

* Institutional Shares began operations on May 2, 2001, date of initial public investment.

See Notes which are an integral part of the Financial Statements

Schedule of Portfolio Investments

The Riverfront Funds

December 31, 2002

Large Company Select Fund

Shares		Market Value
Common Stocks (98.8%)
Banks (3.7%)
22,000	Wells Fargo & Co.	$ 1,031,140

Beverages (1.2%)
6,600	Anheuser-Busch Cos., Inc.	319,440

Biopharmaceuticals (0.9%)
8,600	Genzyme Corp. -- Genl. Div. (1)	254,302

Computers & Peripherals (9.1%)
85,450	Cisco Systems, Inc. (1)	1,119,395
33,300	Dell Computer Corp. (1)	890,442
6,350	International Business Machines Corp.	492,125

		2,501,962

Consumer Goods & Services (6.8%)
26,350	Clorox Co.	1,086,938
10,000	Newell Rubbermaid, Inc.	303,300
5,700	Proctor & Gamble Co.	489,858

		1,880,096

Diversified (10.3%)
40,000	General Electric Co.	974,000
5,100	ITT Industries, Inc.	309,519
15,575	Illinois Tool Works, Inc.	1,010,194
32,000	Tyco International Ltd.	546,560

		2,840,273

Electrical Equipment (3.8%)
20,625	Emerson Electric Co.	1,048,781

Financial Services (3.6%)
28,100	American Express Co.	993,335

Food--Diversified (7.9%)
31,000	Kellogg Co.	1,062,370
18,000	Unilever NV (NY Shares)	1,110,780

		2,173,150

Independent Power Producer (3.9%)
25,000	Rockwell Automation, Inc.	517,750
20,000	Southern Co.	567,800

		1,085,550

Insurance (3.4%)
20,300	Marsh & McLennan Cos., Inc.	938,063

Media (0.8%)
16,400	AOL Time Warner, Inc. (1)	214,840

Medical--Drugs (2.0%)
24,000	Bristol-Myers Squibb Co.	555,600

Common Stocks, continued
Medical Supplies (11.7%)
16,000	Boston Scientific Corp. (1)	$ 680,320
21,200	Johnson & Johnson	1,138,652
20,000	Medtronic, Inc.	912,000
12,800	St. Jude Medical, Inc.	508,416

		3,239,388

Oil & Gas Exploration & Production (0.9%)
5,400	Devon Energy Corp.	247,860

Oil--Integrated Companies (3.7%)
28,875	Exxon Mobil Corp.	1,008,893

Pharmaceuticals (4.8%)
5,600	Amgen, Inc. (1)	270,704
34,300	Pfizer, Inc.	1,048,551

		1,319,255

Publishing (0.9%)
5,200	Tribune Co.	236,392

Retail (6.8%)
32,300	Walgreen Co.	942,837
18,525	Wal-Mart Stores, Inc.	935,698

		1,878,535

Semiconductors (3.1%)
54,550	Intel Corp.	849,343

Software & Computer Services (5.6%)
4,700	Intuit, Inc. (1)	220,524
25,825	Microsoft Corp. (1)	1,335,153

		1,555,677

Transportation--Railroad (2.5%)
34,000	Norfolk Southern Corp.	679,660

Utilities--Energy Products (0.8%)
8,300	BellSouth Corp.	214,721

Utilities--Telecommunications (0.7%)
35,000	AT&T Wireless Services, Inc. (1)	197,750

Total Common Stocks (Identified Cost $30,995,834)		27,264,006

Investment Companies (2.1%)
574,450	AIM Institutional Money Market Fund (Identified Cost $574,450)	574,450

Total Investments (Identified Cost $31,570,284)		$ 27,838,456

Schedule of Portfolio Investments

The Riverfront Funds

December 31, 2002

Balanced Fund

Shares		Market Value
Common Stocks (61.4%)
Automotive (0.8%)
3,000	General Motors Corp.	$ 110,580

Banks (11.0%)
5,000	Bank of America Corp.	347,850
7,000	Bank One Corp.	255,850
4,000	Citigroup, Inc.	140,760
4,000	Union Planters Corp.	112,560
10,000	Wachovia Corp.	364,400
5,000	Wells Fargo & Co.	234,350

		1,455,770

Beverage (0.4%)
1,000	Anheuser-Busch Cos., Inc.	48,400

Biopharmaceuticals (0.7%)
3,000	Genzyme Corp. -- Genl. Div. (1)	88,710

Cable-TV (0.6%)
3,235	Comcast Corp. -- Class A (1)	76,249

Computers & Peripherals (4.0%)
10,000	Cisco Systems, Inc. (1)	131,000
7,000	Dell Computer Corp. (1)	187,180
10,000	EMC Corp. -- Mass	61,400
2,000	International Business Machines Corp.	155,000

		534,580

Consumer Goods & Services (1.8%)
5,000	Newell Rubbermaid, Inc.	151,650
1,000	Procter & Gamble Co.	85,940

		237,590

Diversified (4.5%)
5,000	General Electric Co.	121,750
1,000	Illinois Tool Works	64,860
1,000	SYSCO Corp.	29,790
2,000	3M Co.	246,600
8,000	Tyco International Ltd.	136,640

		599,640

Entertainment (0.2%)
2,000	Walt Disney Co.	32,620

Financial Services (4.3%)
7,000	American Express Co.	247,450
2,000	Capital One Financial Co.	59,440
8,000	Fleet Boston Financial	194,400
2,000	Merrill Lynch & Co.	75,900

		577,190

Food--Diversified (1.3%)
5,000	Kellogg Co.	171,350

Food--Wholesale (0.8%)
5,000	Sara Lee	112,550

Common Stocks, continued
Independent Power Producers (1.5%)
3,000	Rockwell Automation, Inc.	$ 62,130
5,000	Southern Co.	141,950

		204,080

Insurance (0.8%)
1,000	American International Group	57,850
1,000	Marsh & McLennan Cos., Inc.	46,210

		104,060

Media (1.2%)
9,000	AOL Time Warner, Inc. (1)	117,900
1,000	Viacom, Inc. -- Class A (1)	40,810

		158,710

Medical--Drugs (1.7%)
10,000	Bristol-Myers Squibb Co.	231,500

Medical Supplies (2.6%)
3,000	Boston Scientific Corp. (1)	127,560
4,000	Johnson & Johnson	214,840

		342,400

Metals & Mining (1.3%)
3,000	Alcoa, Inc.	68,340
2,000	Weyerhaeuser Co.	98,420

		166,760

Oil & Gas Exploration & Production (1.7%)
5,000	Devon Energy Corp.	229,500

Oil--Integrated Companies (2.0%)
3,000	Chevron Texaco Corp.	199,440
2,000	Exxon Mobil Corp.	69,880

		269,320

Pharmaceuticals (2.8%)
5,000	Amgen, Inc. (1)	241,700
2,000	Eli Lilly & Co.	127,000

		368,700

Retail (3.9%)
3,000	Kohl's Corp. (1)	167,850
4,000	Lowe's Companies	150,000
4,000	Wal-Mart Stores, Inc.	202,040

		519,890

Semiconductors (0.4%)
3,000	Intel Corp.	46,710

Software & Computer Services (4.6%)
5,000	Hewlett-Packard Co.	86,800
1,000	Intuit, Inc. (1)	46,920
5,000	Microsoft Corp. (1)	258,500
20,000	Oracle Corp. (1)	216,000

		608,220

Common Stocks, continued
Telecommunications--Equipment (0.3%)
5,000	Motorola, Inc.	$ 43,250

Utilities--Electric (1.1%)
4,000	Qualcomm, Inc. (1)	145,560

Utilities--Energy Products (0.6%)
3,000	BellSouth Corp.	77,610

Utilities--Gas (1.3%)
5,000	Piedmont Natural Gas Co.	176,750

Utilities--Telecommunications (3.1%)
10,000	Broadwing, Inc. (1)	35,200
10,000	Nextel Communications, Inc. (1)	115,500
2,000	SBC Communications, Inc.	54,220
20,000	Sprint Corp. -- PCS Group (1)	87,600
3,000	Verizon Communications	116,250

		408,770

Total Common Stocks (Identified Cost $8,546,126)		$ 8,147,019

Principal Amount or Shares		Market Value
U.S. Government Agencies (32.4%)
Federal National Mortgage Assoc. (23.1%)
$2,000,000	5.50%, 07/18/06	$ 2,042,500
1,000,000	5.25%, 08/14/06	1,023,750

		3,066,250

U.S. Treasury Notes (9.3%)
1,104,480	3.875%, 01/15/09	1,230,976

Total U.S. Government Agencies (Identified Cost $4,134,112)		4,297,226

Investment Companies (5.9%)
623,350	AIM Institutional Money Market Fund	623,350
156,540	Merrill Lynch Money Market Fund	156,540

Total Investment Companies (Identified Cost $779,890)		779,890

Total Investments (Identified Cost $13,460,128)		$ 13,224,135

Schedule of Portfolio Investments

The Riverfront Funds

December 31, 2002

Small Company Select Fund

Shares		Market Value
Common Stocks (97.3%)
Automotive Parts (3.3%)
3,000	Gentex Corp. (1)	$ 94,920
1,500	Oshkosh Truck Corp.	92,250

		187,170

Banks (6.1%)
2,000	Cullen/Frost Bankers, Inc.	65,400
2,000	First Midwest Bancorp, Inc.	53,420
3,000	Hibernia Corp.	57,720
2,000	Hudson United Bancorp	62,200
2,500	UCBH Holdings, Inc.	106,125

		344,865

Beverages (1.4%)
500	Coca-Cola Bottling Co.	32,255
750	Coors (Adolph) Co. -- Class B	45,938

		78,193

Biopharmaceuticals (3.0%)
3,000	Biosite, Inc. (1)	102,060
2,000	IDEXX Laboratories, Inc. (1)	66,600

		168,660

Building & Construction (2.8%)
1,500	Florida Rock Industries, Inc.	57,075
300	NVR, Inc.	97,650

		154,725

Casino Services (2.0%)
1,500	International Game Technology	113,880

Chemicals--Diversified (0.6%)
1,500	Georgia Gulf Corp.	34,710

Commercial Services (6.2%)
4,000	Angelica Corp.	82,600
2,000	CDI Corp. (1)	53,960
2,000	CSG Systems Intl., Inc. (1)	27,300
4,000	MemberWorks, Inc. (1)	71,920
4,000	StarTek, Inc. (1)	110,400

		346,180

Communication Software (1.1%)
3,000	Inter-Tel, Inc.	62,730

Computers & Business (2.9%)
3,000	Amazon.Com, Inc. (1)	56,670
10,000	CompuCom Systems, Inc. (1)	56,100
7,000	Foundry Networks, Inc. (1)	49,280

		162,050

Common Stocks, continued
Computers & Peripherals (6.1%)
2,000	Kronos, Inc. (1)	$ 73,980
3,000	MICROS Systems, Inc. (1)	67,260
3,000	Pinnacle Systems, Inc. (1)	40,830
1,500	Pixar, Inc. (1)	79,485
5,000	SERENA Software, Inc. (1)	78,950

		340,505

Computers & Services (1.0%)
2,000	Factset Research Systems, Inc.	56,540

Consumer Goods (1.9%)
2,000	Dial Corp.	40,740
1,000	Toro Co.	63,900

		104,640

Diversified (2.8%)
4,000	New England Business Service, Inc.	97,600
3,000	Valmont Industries, Inc.	58,200

		155,800

Education (3.1%)
2,000	Corinthian Colleges, Inc. (1)	75,720
4,200	ITT Educational Services, Inc.	98,910

		174,630

Electrical Equipment (1.0%)
2,000	Benchmark Electronics, Inc. (1)	57,320

Insurance (3.7%)
5,000	First American Corp.	111,000
1,000	LandAmerica Financial Group, Inc.	35,450
3,000	Stewart Information Services Corp. (1)	64,170

		210,620

Management Consulting (1.7%)
15,000	Labor Ready, Inc. (1)	96,300

Manufacturing (0.8%)
2,000	Lindsay Manufacturing Co.	42,800

Medical--HMO (1.5%)
3,000	PacifiCare Health Systems, Inc. (1)	84,300

Medical--Information Systems (0.6%)
2,000	IDX Systems Corp. (1)	34,060

Medical--Labs & Testing (1.3%)
3,000	Covance, Inc. (1)	73,770

Medical--Management Consulting (0.8%)
5,000	U.S. Oncology, Inc. (1)	43,350

Common Stocks, continued
Medical--Products & Supplies (7.3%)
3,000	Coopers Companies, Inc.	$ 75,060
5,000	Dendreon Corp. (1)	26,550
5,000	Genta, Inc. (1)	38,450
2,000	Mentor Corp.	77,000
3,500	Merit Medical Systems, Inc. (1)	69,720
2,000	Scios, Inc. (1)	65,160
2,000	Techne Corp. (1)	57,120

		409,060

Office Equipment (1.3%)
4,000	Global Imaging Systems, Inc. (1)	73,520

Oil--Energy (0.7%)
1,500	XTO Energy, Inc.	37,050

Oil--Exploration & Production (5.2%)
4,000	Cabot Oil & Gas Corp. -- Class A	99,120
1,000	Newfield Exploration Co. (1)	36,050
2,000	Patina Oil & Gas Corp.	63,300
2,500	Pogo Producing Co.	93,125

		291,595

Pharmaceuticals (2.9%)
3,000	AdvancePCS (1)	66,630
4,000	Telik, Inc. (1)	46,640
1,000	Varian Medical Systems, Inc.	49,600

		162,870

Printing & Publishing (1.9%)
3,000	Multi Color Corp. (1)	50,790
1,000	Zebra Tech Corp. -- Class A Shares (1)	57,300

		108,090

Radio (2.8%)
2,500	Cox Radio, Inc., Class A (1)	57,025
3,000	4Kids Entertainment, Inc. (1)	66,240
5,000	Spanish Broadcasting System, Inc. (1)	36,000

		159,265

Recreational Vehicles (3.1%)
1,500	Polaris Industries, Inc.	87,900
2,500	Thor Industries, Inc.	86,075

		173,975

Common Stocks, continued
Retail--Furniture (3.0%)
2,000	Cost Plus, Inc. (1)	$ 57,340
6,000	Pier 1 Imports, Inc.	113,580

		170,920

Retail--Restaurants (2.6%)
3,000	P F Chang's China Bistro, Inc. (1)	108,900
1,000	Panera Bread Co. (1)	34,810

		143,710

Semiconductors (0.5%)
2,000	Genesis Microchip, Inc. (1)	26,100

Software & Computer Services (2.5%)
3,000	Mercury Computer Systems, Inc. (1)	91,560
2,500	SanDisk Corp. (1)	50,750

		142,310

Transportation--Railroad (0.6%)
3,000	Kansas City Southern	36,000

Utilities--Cellular (2.2%)
5,000	Boston Communications Group, Inc. (1)	63,550
5,000	FileNET Corp. (1)	61,000

		124,550

Utilities--Electric (1.5%)
4,000	Green Mountain Power Corp.	83,880

Utilities--Water (0.8%)
2,000	American States Water Co.	46,300

Wholesale Distributions (0.6%)
1,000	Expeditors International of Washington, Inc.	32,650

Wireless--Equipment (2.2%)
7,000	Allen Telecom, Inc. (1)	66,290
5,000	Viasat, Inc. (1)	57,700

		123,990

Total Common Stocks (Identified Cost $5,377,727)		5,473,633

Investment Companies (2.9%)
162,430	AIM Institutional Money Market Fund (Identified Cost $162,430)	162,430

Total Investments (Identified Cost $5,540,157)		$ 5,636,063

Schedule of Portfolio Investments

The Riverfront Funds

December 31, 2002

Select Value Fund

Shares		Market Value
Common Stocks (97.6%)
Aerospace--Defense (3.0%)
5,125	Boeing Co.	$ 169,074
2,500	Lockheed Martin Corp.	144,375
1,800	United Technologies Corp.	111,492

		424,941

Automotive (1.1%)
7,800	Ford Motor Co.	72,540
2,400	General Motors Corp.	88,464

		161,004

Automotive--Parts (1.5%)
2,700	Johnson Controls, Inc.	216,459

Banks (19.9%)
6,600	Bank of America Corp.	459,162
8,200	Bank One Corp.	299,710
4,600	Capital One Financial Co.	136,712
15,200	Citigroup, Inc.	534,888
4,000	Compass Bancshares, Inc.	125,080
3,600	Suntrust Banks, Inc.	204,912
7,200	Union Planters Corp.	202,608
13,000	Wachovia Corp.	473,720
9,200	Wells Fargo & Co.	431,204

		2,867,996

Cable Television (0.6%)
3,461	Comcast Corp. -- Class A (1)	81,576

Chemicals (1.4%)
2,500	Air Products & Chemicals, Inc.	106,875
3,000	Rohm & Haas Co.	97,440

		204,315

Computer & Peripherals (3.2%)
24,000	EMC Corp.	147,360
13,500	Hewlett-Packard Co.	234,360
950	International Business Machines Corp.	73,625

		455,345

Diversified (2.9%)
7,300	General Electric Co.	177,755
14,000	Tyco International Ltd.	239,120

		416,875

Entertainment (2.0%)
17,650	The Walt Disney Co.	287,872

Financial Services (8.9%)
9,030	Chartered One Financial, Inc.	259,432
2,500	First Tennessee National Corp.	89,850
7,600	Fleet Boston Financial Corp.	184,680
4,000	J P Morgan Chase & Co.	96,000
4,000	Mellon Financial Corp.	104,440
Common Stocks, continued
Financial Services, continued
2,350	Merrill Lynch & Co., Inc.	$ 89,182
6,500	Southtrust Corp.	161,525
4,000	Statestreet Corp.	156,000
6,800	U.S. Bancorp	144,296

		1,285,405

Food (2.4%)
4,400	ConAgra Foods, Inc.	110,044
1,530	Del Monte Foods Co. (1)	11,778
3,425	H J Heinz Co.	112,580
5,000	Sara Lee Corp.	112,550

		346,952

Footwear (1.2%)
3,900	Nike, Inc. -- Class B	173,433

Insurance (3.3%)
5,000	American International Group, Inc.	289,250
6,500	John Hancock Financial Services, Inc.	181,350

		470,600

Media (4.4%)
31,200	AOL Time Warner, Inc. (1)	408,720
5,500	Viacom, Inc. -- Class A (1)	224,455

		633,175

Medical--Drugs (1.0%)
6,300	Bristol-Myers Squibb Co.	145,845

Medical Supplies (1.1%)
3,000	Johnson & Johnson	161,130

Metals & Mining (2.6%)
7,000	Alcoa, Inc.	159,460
4,400	Weyerhaeuser Co.	216,524

		375,984

Mutual Fund Indice (3.7%)
18,000	SPDR Financial Index (1)	396,000
9,000	SPDR Technology Index (1)	132,840

		528,840

Oil & Gas Exploration, Production & Services (2.4%)
4,600	Devon Energy Corp.	211,140
3,000	Kerr-McGee Corp.	132,900

		344,040

Oil--Integrated Companies (8.4%)
2,900	ChevronTexaco Corp.	192,792
4,677	Conoco Phillips, Inc.	226,320
8,150	Enerplus Resources Fund	144,662
18,300	Exxon Mobil Corp.	639,402

		1,203,176

Shares		Market Value
Common Stocks, continued
Pharmaceuticals (2.1%)
2,800	Eli Lilly & Co.	$ 177,800
4,200	Pfizer, Inc.	128,394

		306,194

Real Estate (1.1%)
2,100	DJ US Real Estate -- I Shares (1)	162,330

Retail (3.4%)
2,800	Ann Taylor Stores, Inc. (1)	57,176
2,100	Jones Apparel Group, Inc. (1)	74,424
1,900	Kohl's Corp. (1)	106,305
3,800	Target Corp.	114,000
2,600	Wal-Mart Stores, Inc.	131,326

		483,231

Semiconductors (0.5%)
5,000	Texas Instruments, Inc.	75,050

Telecommunications--Equipment (1.5%)
69,600	Lucent Technologies, Inc. (2)	87,696
10,300	Motorola, Inc.	89,095
20,400	Nortel Networks, Inc. (2)	32,844

		209,635

Telecommunications--Fiber Optics (0.5%)
10,000	Corning, Inc. (1)	33,100
13,250	JDS Uniphase Corp. (1)	32,727

		65,827

Tobacco (0.6%)
2,300	Phillip Morris Cos., Inc.	93,219

Toys (0.4%)
2,400	Leapfrog Enterprises, Inc. (1)	60,360

Transportation Services (0.5%)
1,400	Fed Ex Corp.	75,908

Shares or Principal Amount		Market Value
Common Stocks, continued
Utilities--Energy Products (4.6%)
25,000	AES Corp. (1)	$ 75,500
10,585	Alliant Energy Corp.	175,182
5,700	BellSouth Corp.	147,459
7,700	PPL Corp.	267,036

		665,177

Utilities--Electric (1.3%)
1,100	Dominion Resources, Inc.	60,390
1,500	Exelon Corp.	79,155
800	FPL Group, Inc.	48,104

		187,649

Utilities--Gas (0.9%)
3,700	Piedmont Natural Gas Co.	130,795

Utilities--Telecommunications (5.1%)
2,140	AT&T Corp	55,875
20,000	AT&T Wireless Services, Inc. (1)	113,000
10,100	SBC Communications, Inc.	273,811
7,600	Verizon Communications Inc.	294,500

		737,186

Total Common Stocks (Identified Cost $15,977,122 )		14,037,524

U.S. Government Bonds (0.7%)
Federal National Mortgage Association (0.7%)
$ 100,000	1.30%, 01/02/03 (3)	$ 100,000

Total U.S. Government Bonds (Identified Cost $99,996)		100,000

Investment Companies (1.6%)
235,600	AIM Institutional Money Market Fund (Identified Cost $235,600)	235,600

Total Investments (Identified Cost $16,312,718 )		$ 14,373,124

Schedule of Portfolio Investments

The Riverfront Funds

December 31, 2002

U.S. Government Income Fund

Principal Amount		Market Value
Corporate Bonds (17.4%)
Banks (8.7%)
$ 2,000,000	Bank of America, 5.875%, 02/15/09	$ 2,195,000
2,000,000	Bank One Corp., 4.125%, 09/01/07	2,057,500

		4,252,500

Financial Services (4.6%)
2,000,000	Salomon Smith Barney Hld., 6.50%, 02/15/08	2,237,500

Computers & Peripherals (4.1%)
2,000,000	International Business Machine Corp., 4.750%, 11/29/12	2,007,500

Total Corporate Bonds (Identified Cost $8,386,333)		8,497,500

U.S. Government Agencies (36.6%)
Federal Home Loan Mortgage Corp. (9.3%)
2,000,000	5.125%, 07/15/12	2,127,500
760,105	6.50%, 01/01/14	805,491
659,632	6.50%, 07/01/14	698,557
858,943	6.50%, 09/01/14	909,629

		4,541,177

Federal National Mortgage Association (27.3%)
125,041	6.00%, 05/01/03 Pool#347156	126,817
2,000,000	4.50%, 10/17/06	2,050,000
2,000,000	4.75%, 12/22/06	2,067,500
2,000,000	5.25%, 04/15/07	2,190,000
604,782	6.50%, 12/25/07	625,665
2,000,000	4.375%, 09/15/12	2,005,000
1,308,940	6.00%, 04/01/13 Pool#424320	1,375,368
1,407,982	6.00%, 06/01/14 Pool#323780	1,478,607
1,361,463	5.50%, 04/01/24 Pool#280553	1,398,577

		13,317,534

Total U.S. Government Agencies (Identified Cost $17,520,287)		17,858,711

Principal Amount or Shares		Market Value
U.S. Treasury Notes (43.7%)
$ 1,000,000	4.75%, 11/15/08	$ 1,091,560
2,000,000	6.00%, 08/15/09	2,325,300
2,000,000	5.00%, 02/15/11	2,197,500
2,000,000	5.00%, 08/15/11	2,193,120
2,000,000	4.00%, 11/15/12	2,028,280
2,000,000	6.25%, 08/15/23	2,349,680
2,000,000	6.00%, 02/15/26	2,291,940
2,000,000	6.125%, 11/15/27	2,336,780
2,000,000	6.125%, 08/15/29	2,347,960
2,000,000	5.375%, 02/15/31	2,180,300

Total U.S. Treasury Notes (Identified Cost $20,970,001)		21,342,420

Investment Companies (1.2%)
596,765	AIM Institutional Money Market Fund (Identified Cost $596,765)	596,765

Total Investments (Identified Cost $47,473,386)		$ 48,295,396

Schedule of Portfolio Investments

The Riverfront Funds

December 31, 2002

U.S. Government Securities Money Market Fund

Principal Amount		Market Value
U.S. Government Agencies (89.8%)
Federal Agricultural Mortgage Corp. (16.3%)
$,000,000	1.648%, 01/09/03 (3)	$ 5,997,803
6,000,000	1.70%, 01/10/03 (3)	5,997,450
6,000,000	1.703%, 01/14/03 (3)	5,996,310
6,000,000	1.690%, 02/14/03 (3)	5,987,607
6,000,000	1.30, 03/13/03 (3)	5,984,616
6,000,000	1.28%, 03/28/03 (3)	5,981,653

		35,945,439

Federal Home Loan Bank (2.7%)
6,000,000	1.25%, 01/29/03 (3)	5,994,167

Federal Home Loan Mortgage Corp. (32.7%)
6,000,000	1.630%, 01/02/03 (3)	5,999,728
6,000,000	1.24%, 01/21/03 (3)	5,995,867
6,000,000	1.70%, 01/23/03 (3)	5,993,767
6,000,000	1.61%, 01/30/03 (3)	5,992,218
6,000,000	1.45%, 02/06/03 (3)	5,991,300
6,000,000	1.24%, 02/13/03 (3)	5,991,113
6,000,000	1.235%, 02/19/03 (3)	5,989,914
6,000,000	1.24%, 02/20/03 (3)	5,989,667
6,000,000	1.27%, 02/27/03 (3)	5,987,935
6,000,000	1.25%, 03/06/03 (3)	5,986,667
6,000,000	1.27% 04/09/03 (3)	5,979,257
6,000,000	1.27%, 04/25/03 (3)	5,975,870

		71,873,303

U.S. Government Agencies, continued
Federal National Mortgage Association (38.1%)
$,000,000	1.18%, 01/06/03 (3)	$ 5,999,017
6,000,000	1.650%, 01/08/03 (3)	5,998,075
6,000,000	1.69%, 01/15/03 (3)	5,996,057
6,000,000	1.27%, 01/16/03 (3)	5,996,825
6,000,000	1.245%, 01/17/03 (3)	5,996,680
6,000,000	1.70%, 01/22/03 (3)	5,994,050
6,000,000	1.25%, 02/05/03 (3)	5,992,708
6,000,000	1.27%, 02/07/03 (3)	5,992,168
6,000,000	1.26%, 02/26/03 (3)	5,988,240
6,000,000	1.26%, 02/28/03 (3)	5,987,820
6,000,000	1.28%, 03/12/03 (3)	5,985,067
6,000,000	1.25%, 03/19/03 (3)	5,983,958
6,000,000	1.28%, 03/26/03 (3)	5,982,080
6,000,000	1.29%, 04/14/03 (3)	5,977,855

		83,870,600

Total U.S. Government Agencies		197,683,509

Repurchase Agreements (10.3%) (2)
22,600,000	Morgan Stanley Dean Witter & Co., 1.20%, dated 12/31/02, to be repurchased $22,601,507 on 01/02/03 (Collateralized by U.S. Government Agency Securities)	22,600,000

Total Investments (at amortized cost $220,283,509)		$20,283,509

Notes to Portfolio of Investments

The Riverfront Funds

December 31, 2002

(1) Non-income producing.

(2) The repurchase agreements are fully collateralized by U.S. government and/or agency obligations based on market prices at the date of the portfolio.

(3) These issues show the effective yield at time of purchase.

With respect to the Portfolio of Investments, each percentage listed beneath the heading "Common Stock" represents the percentage of the respective portfolio invested in the identified economic sector.

	For Federal Tax Purposes
Riverfront Funds	Cost of Investments	Net Unrealized Appreciation (Depreciation)	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Total Net Assets*
Large Company Select Fund	$ 32,067,919	$ (4,229,463)	$ 497,635	$ 4,799,493	$ 27,603,519
Balanced Fund	13,486,875	(262,740)	499,371	762,111	13,272,637
Small Company Select Fund	5,548,221	87,842	492,270	404,428	5,626,032
Select Value Fund	16,636,666	(2,263,542)	264,294	2,527,836	14,377,149
U.S. Government Income Fund	47,473,386	822,010	824,240	2,230	48,857,138
U.S. Government Securities Money Market Fund	220,283,509	--	--	--	220,154,371

* The categories of investments are shown as a percentage of net assets at December 31, 2002.

Notes to Financial Statements

The Riverfront Funds

December 31, 2002

1. Organization:

The Riverfront Funds, Inc. was organized on March 27, 1990, and registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end, management investment company. Effective December 29, 1998, The Riverfront Funds, Inc., changed its form of organization from that of a Maryland corporation to an Ohio business trust by completing a reorganization with and into The Riverfront Funds, an Ohio business trust (the "Trust"), created for such purpose. The Trust consists of six portfolios (individually referred to as the "Fund", or collectively as the "Funds") as follows: The Riverfront Large Company Select Fund, The Riverfront Balanced Fund, The Riverfront Small Company Select Fund, The Riverfront Select Value Fund, The Riverfront U.S. Government Income Fund and The Riverfront U.S. Government Securities Money Market Fund.

Portfolio Name	Investment Objective
RIVERFRONT Large Company Select Fund	Seeks long-term growth of capital with current income as a secondary objective.
RIVERFRONT Balanced Fund	Seeks long-term growth of capital with some current income as a secondary objective.
RIVERFRONT Small Company Select Fund	Seeks capital growth.
RIVERFRONT Select Value Fund	Seeks to achieve long-term growth of capital.
RIVERFRONT U.S. Government Income Fund	Seeks a high level of current income consistent with the preservation of capital, by investing primarily in securities issued or guaranteed by the U.S. government, its agencies and instrumentalities and in high quality fixed rate and adjustable rate mortgage-backed securities and other asset-backed securities.
RIVERFRONT U.S. Government Securities Money Market Fund	Seeks current income from short-term U.S. Government securities while preserving capital and maintaining liquidity.

The assets of each portfolio are segregated and a shareholder's interest is limited to the portfolio in which shares are held.

The Large Company Select Fund, the Balanced Fund, the Small Company Select Fund, the Select Value Fund and the U.S. Government Income Fund each offer two share classes: Investor A Shares and Investor B Shares. The U.S. Government Securities Money Market Fund also offers two classes of shares: the Investor A Shares and Institutional Shares.

2. Significant Accounting Policies:

The following is a summary of significant accounting policies followed by the Funds in preparation of their financial statements. These policies are in conformity with accounting principles generally accepted in the United States ("GAAP").

2. Significant Accounting Policies, continued:

Investment Valuation:

Municipal bonds are valued by an independent pricing service, taking into consideration yield, liquidity, risk, credit quality, coupon, maturity, type of issue and any other factors or market data the pricing service deems relevant. U.S. government securities, listed corporate bonds, and other fixed income and asset backed securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Listed equity securities are valued at the last sale price reported on a national securities exchange. The U.S. Government Securities Money Market Fund uses the amortized cost method to value portfolio securities in accordance with Rule 2a-7 of the 1940 Act. For the Large Company Select Fund, Balanced Fund, Small Company Select Fund, Select Value Fund and U.S. Government Income Fund, short term securities purchased with remaining maturities of 60 days or less are valued at amortized cost, which approximates fair market value. Securities for which no quotations are r eadily available are valued at fair value as determined in good faith under procedures adopted by the Board of Trustees of the Trust (the "Trustees"). Investments in other open-end regulated investment companies are valued at net asset value.

Repurchase Agreements:

It is the policy of the Trust to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Trust to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Funds will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Funds' adviser to be creditworthy pursuant to the guidelines and/or standards reviewed with, or established by, the Trustees.

Investment Income, Expenses and Distributions:

Interest income and expenses are accrued daily. All premiums/discounts are amortized/accreted. Gains and losses realized on pre-payment of mortgage-backed securities (paydown gains and losses) are classified as part of interest income. Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. Each of the Funds offer two classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Funds based on average daily net assets of each class, without distinction between share classes. Income, expenses (other than expenses attributable to a specific class), and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Distributions in excess of net investment income were a result of certain book and tax timing differences. These distributions do not represent a return of capital for federal income tax purposes.

2. Significant Accounting Policies, continued:

Income and capital gain distributions are determined in accordance with income tax regulations which may differ from GAAP. These differences are primarily due to differing book/tax treatments of market discount reclasses, paydown gains and losses and net operating losses. The following reclassifications have been made to the financial statements:

	Increase (Decrease)
Fund	Paid-in Capital	Undistributed (Distributions in Excess of) Net Investment Income	Accumulated Net Realized Gain(Loss)
Large Company Select Fund	$ (401,410)	$ 401,410	$ --
Small Company Select Fund	(199,317)	199,317	--
Select Value Fund	(3)	3	--
U.S. Government Income Fund	--	121,978	(121,978)

Federal Taxes:

It is each Fund's policy to comply with the provisions of the Internal Revenue Code, as amended (the "Code"), applicable to regulated investment companies and to distribute to shareholders each year substantially all of their income. Accordingly, no provision for federal tax is necessary.

As of December 31, 2002, the following Funds had capital loss carryforwards for federal tax purposes, as noted below, which will reduce the Funds' taxable income arising from future net realized gain on investments, if any, to the extent permitted by the Code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Funds of any liability for federal tax. Pursuant to the Code, such capital loss carryforwards will expire as follows:

	Expiration Year
Fund	2006	2007	2009	2010	Total Tax Loss Carryforward
Large Company Select Fund	$ --	$ --	$ 10,258,008	$ 11,700,131	$ 21,958,139
Balanced Fund	--	--	2,967,191	1,913,284	4,880,475
Small Company Select Fund	--	--	2,458,435	5,890,097	8,348,532
Select Value Fund	--	4,157,318	2,560,458	5,750,702	12,468,478
U.S. Government Securities Money Market Fund	3	--	--	--	3

Additionally, the following Funds had capital losses attributable to security transactions incurred after October 31, 2002, which were treated as arising on January 1, 2003 the first day of each Fund's next taxable year as follows:

Fund	Capital Losses Deferred
Large Company Select Fund	$ 392,527
Balanced Fund	64,689
Small Company Select Fund	59,482
Select Value Fund	701,819

2. Significant Accounting Policies, continued:

As of December 31, 2001 and 2002, the tax composition of distributions was as follows:

	Ordinary Income		Long-term Capital Gains
Fund	Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2002	Year Ended December 31, 2001
Large Company Select Fund	$ --	$ --	$ --	$ --
Balanced Fund	38,112	93,427	--	--
Small Company Select Fund	--	--	--	--
Select Value Fund	31,502	--	--	--
U.S. Government Income Fund	2,436,083	2,456,900	511,795	175,749
U.S. Government Securities Money Market Fund	2,511,702	6,789,813	--	--

As of December 31, 2001 and 2002, the components of distributable earnings on a tax basis were as follows:

	Undistributed Ordinary Income		Undistributed Long-Term Gains		Unrealized Appreciation/(Depreciation)
Fund	Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2002	Year Ended December 31, 2001	Year Ended December 31, 2002	Year Ended December 31, 2001
Large Company Select Fund	$ --	$ --	$ --	$ --	$ (4,229,463)	$ (3,274,552)
Balanced Fund	1,335	9	--	--	(262,740)	720,235
Small Company Select Fund	--	--	--	--	87,842	(857,911)
Select Value Fund	--	--	--	--	(2,263,542)	(2,713,862)
U.S. Government Income Fund	227,974	1,079	189,638	--	822,010	643,741
U.S. Government Securities Money Market Fund	--	--	--	--	--	--

When-Issued and Delayed Delivery Transactions:

The Funds may engage in when-issued or delayed delivery transactions. The Funds record when-issued securities on the trade date and maintain security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Use of Estimates:

The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other:

Investment transactions are accounted for on a trade date basis.

3. Shares Of Beneficial Interest:

The Trust is authorized to issue an unlimited number of full and fractional shares of beneficial interest (without par value). Transactions in shares were as follows:

	Large Company Select Fund
	Year Ended December 31, 2002		Year Ended December 31, 2001
Investor A Shares	Shares	Dollars	Shares	Dollars
Shares sold	1,392,941	$ 9,982,288	3,897,727	$ 35,780,704
Shares redeemed	(2,812,740)	(20,274,211)	(5,308,547)	(49,422,954)

Net changes resulting from Investor A Share transactions	(1,419,799)	$ (10,291,923)	(1,410,820)	$ (13,642,250)

	Large Company Select Fund
	Year Ended December 31, 2002		Year Ended December 31, 2001
Investor B Shares	Shares	Dollars	Shares	Dollars
Shares sold	63,522	$ 472,923	115,685	$ 1,153,455
Shares redeemed	(346,647)	(2,506,881)	(404,900)	(3,962,740)

Net changes resulting from Investor B Share transactions	(283,125)	$ (2,033,958)	(289,215)	$ (2,809,285)

	Balanced Fund
	Year Ended December 31, 2002		Year Ended December 31, 2001
Investor A Shares	Shares	Dollars	Shares	Dollars
Shares sold	104,827	$ 977,456	162,620	$ 1,749,725
Shares issued to shareholders in payment of distributions declared	4,160	37,503	7,472	81,261
Shares redeemed	(290,763)	(2,695,763)	(242,721)	(2,544,802)

Net changes resulting from Investor A Share transactions	(181,776)	$ (1,680,804)	(72,629)	$ (713,816)

	Balanced Fund
	Year Ended December 31, 2002		Year Ended December 31, 2001
Investor B Shares	Shares	Dollars	Shares	Dollars
Shares sold	29,267	$ 284,023	58,585	$ 669,781
Shares issued to shareholders in payment of distributions declared	--	--	915	10,582
Shares redeemed	(356,991)	(3,473,271)	(338,691)	(3,812,966)

Net changes resulting from Investor B Share transactions	(327,724)	$ (3,189,248)	(279,191)	$ (3,132,603)

	Small Company Select Fund
	Year Ended December 31, 2002		Year Ended December 31, 2001
Investor A Shares	Shares	Dollars	Shares	Dollars
Shares sold	116,266	$ 443,295	182,940	$ 1,033,135
Shares redeemed	(776,943)	(2,745,933)	(460,753)	(2,459,734)

Net changes resulting from Investor A Share transactions	(660,677)	$ (2,302,638)	(277,813)	$ (1,426,599)

	Small Company Select Fund
	Year Ended December 31, 2002		Year Ended December 31, 2001
Investor B Shares	Shares	Dollars	Shares	Dollars
Shares sold	9,854	$ 37,744	14,256	$ 87,986
Shares redeemed	(65,401)	(254,970)	(60,989)	(315,745)

Net changes resulting from Investor B Share transactions	(55,547)	$ (217,226)	(46,733)	$ (227,759)

	Select Value Fund
	Year Ended December 31, 2002		Year Ended December 31, 2001
Investor A Shares	Shares	Dollars	Shares	Dollars
Shares sold	503,173	$ 3,866,384	357,241	$ 3,541,359
Shares issued to shareholders in payment of distributions declared	4,393	29,342	--	--
Shares redeemed	(1,006,287)	(7,717,246)	(610,606)	(6,126,909)

Net changes resulting from Investor A Share transactions	(498,721)	$ (3,821,520)	(253,365)	$ (2,585,550)

	Select Value Fund
	Year Ended December 31, 2002		Year Ended December 31, 2001
Investor B Shares	Shares	Dollars	Shares	Dollars
Shares sold	52,591	$ 403,211	17,060	$ 171,554
Shares redeemed	(210,700)	(1,593,757)	(196,206)	(1,937,911)

Net changes resulting from Investor B Share transactions	(158,109)	$ (1,190,546)	(179,146)	$ (1,766,357)

	U.S. Government Income Fund
	Year Ended December 31, 2002		Year Ended December 31, 2001
Investor A Shares	Shares	Dollars	Shares	Dollars
Shares sold	1,534,081	$ 15,065,093	783,625	$ 7,603,256
Shares issued to shareholders in payment of distributions declared	68,927	668,870	70,497	681,570
Shares redeemed	(1,816,824)	(17,828,882)	(709,635)	(6,912,815)

Net changes resulting from Investor A Share transactions	(213,816)	$ (2,094,919)	144,487	$ 1,372,011

	U.S Government Income Fund
	Year Ended December 31, 2002		Year Ended December 31, 2001
Investor B Shares	Shares	Dollars	Shares	Dollars
Shares sold	287,417	$ 3,251,948	56,752	$ 638,201
Shares issued to shareholders in payment of distributions declared	14,126	159,882	5,118	57,021
Shares redeemed	(51,700)	(580,408)	(27,559)	(308,091)

Net changes resulting from Investor B Share transactions	249,843	$ 2,831,422	34,311	$ 387,131

	U.S. Government Securities Money Market Fund
	Year Ended December 31, 2002		Year Ended December 31, 2001
Investor A Shares	Shares	Dollars	Shares	Dollars
Shares sold	987,989,401	$ 987,989,401	640,695,971	$ 640,695,971
Shares issued to shareholders in payment of distributions declared	624,713	624,713	2,314,626	2,314,626
Shares redeemed	(995,915,873)	(995,915,873)	(624,864,788)	(624,864,788)

Net changes resulting from Investor A Share transactions	(7,301,759)	$ (7,301,759)	18,145,809	$ 18,145,809

	U.S. Government Securities Money Market Fund
	Year Ended December 31, 2002		Year Ended December 31, 2001*
Institutional Shares	Shares	Dollars	Shares	Dollars
Shares sold	98,984,463	$ 98,984,463	127,198,369	$ 127,198,369
Shares issued to shareholders in payment of distributions declared	92,004	92,004	--	--
Shares redeemed	(78,547,918)	(78,547,918)	(101,222,103)	(101,222,103)

Net changes resulting from Institutional Share transactions	20,528,549	$ 20,528,549	25,976,266	$ 25,976,266

* Reflects operations for the period from May 2, 2001 (date of initial public investment) to December 31, 2001.

4. Investment Adviser Fee and Other Transactions with Affiliates:

Investment Advisory Fee

Provident Investment Advisors, Inc., the Fund's investment adviser (the "Adviser"), has entered into an Investment Advisory Agreement with the Trust whereby the Adviser supervises and manages the investments of the Funds. Under the terms of the Investment Advisory Agreement, the Adviser is entitled to receive fees based on a percentage of the average daily net assets of each Fund as listed below. The Adviser may voluntarily choose to waive any portion of its fee.

Fund	Annual Rate
Large Company Select Fund	0.80%
Balanced Fund	0.90%
Small Company Select Fund	0.80%
Select Value Fund	0.95%
U.S. Government Income Fund	0.40%
U.S. Government Securities Money Market Fund	0.15%

Administration Fee

Federated Services Company ("FServ"), under an Agreement for administrative Services with the Trust, provides the Funds with certain administrative personnel and services. The fee paid to FServ is equal to 0.17% of the aggregate average daily net assets of the Funds. FServ may vountarily choose to waive a portion of its fee. FServ can modify or terminate this voluntary waiver at any time at its sole discretion.

4. Investment Adviser Fee and Other Transactions with Affiliates, continued:

Distribution Services Fee

Edgewood Services, Inc., ("Distributor") is the principal underwriter and distributor of the Trust. The Trust has adopted Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the 1940 Act. Under the terms of the Plan, the Funds will compensate the Distributor from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Investor A Shares and Investor B Shares. The Plan provide that the Funds may incur annual distribution expenses up to 0.25% of the average daily net assets of each Fund's Investor A Shares and up to 1.00% of the average daily net assets of each Fund's Investor B Shares to compensate the Distributor. The Distributor does not retain these amounts generally, but uses the fee to compensate investment professionals such as banks, broker/dealers, trust departments of banks, and registered investment advisers, for marketing activities (such as advertising, printing and distributing prospectuses, and providing incentives to investment professionals), to promote sales of Shares so that overall Fund assets are maintained or increased.

Shareholder Service Fee

Under the terms of a Shareholder Services Plan, the Funds may pay compensation, in an amount not to exceed 0.25% of the average daily net assets of each Fund, to banks and other financial institutions including the Provident Bank ("Provident") and its affiliates and the Distributor for providing shareholder services and maintaining shareholder accounts. As of December 31, 2002, the Funds did not include a shareholder service fee.

Custodian, Fund Accounting and Recordkeeping Fees

Provident serves as custodian and fund accountant to the Trust. Under the terms of the Custodian, Fund Accounting and Recordkeeping Agreement, Provident is entitled to receive fees based on a percentage of the average daily net assets of each Fund.

Transfer and Dividend Disbursing Agent Fees and Expenses

Provident serves as transfer agent and dividend disbursing agent to the Trust. Under the terms of the Master Transfer and Recordkeeping Agreement, Provident is entitled to receive fees based on the size, type, number of accounts and transactions made by shareholders of each Fund. Provident will also be reimbursed for certain out-of-pocket expenses.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors of the above companies.

4. Investment Adviser Fee and Other Transactions with Affiliates, continued:

Purchases and Sales of Securities:

Purchases and sales of securities, excluding short-term securities and long-term U.S government securities, for the year ended December 31, 2002 were as follows:

Fund	Purchases	Sales
Large Company Select Fund	$ 25,565,870	$ 37,789,770
Balanced Fund	13,831,180	14,703,041
Small Company Select Fund	9,543,972	12,347,693
Select Value Fund	22,019,659	26,756,742

Purchases and sales of long-term U.S government securities, for the year ended December 31, 2002 were as follows:

Fund	Purchases	Sales
Balanced Fund	$ 3,633,780	$ 5,958,563
U.S. Government Income Fund	177,301,294	176,372,616

Financial Highlights

The Riverfront Funds

	Large Company Select Fund
	Years Ended December 31,
	2002		2001		2000		1999
	Investor A	Investor B	Investor A	Investor B	Investor A	Investor B	Investor A	Investor B
Net Asset Value, Beginning of Period	$ 9.02	$ 8.64	$ 12.38	$ 11.95	$ 17.59	$ 17.18	$ 13.89	$ 13.69

Income from Investment Operations:
Net operating loss	(0.08)	(0.12)	(0.10)	(0.17)	(0.12)	(0.22)	(0.10)	(0.18)
Net realized and unrealized gains (losses) on investments	(2.32)	(2.23)	(3.26)	(3.14)	(3.41)	(3.33)	4.76	4.63

Total from Investment Operations	(2.40)	(2.35)	(3.36)	(3.31)	(3.53)	(3.55)	4.66	4.45

Less Distributions:
Net realized gains	--	--	--	--	(1.68)	(1.68)	(0.96)	(0.96)

Net Asset Value, End of Period	$ 6.62	$ 6.29	$ 9.02	$ 8.64	$ 12.38	$ 11.95	$ 17.59	$ 17.18

Total Return (a)	(26.61)%	(27.20)%	(27.14)%	(27.70)%	(20.09)%	(20.69)%	33.57%	32.52%
Ratios to Average Net Assets:
Expenses	1.86%	2.61%	1.69%	2.44%	1.51%	2.26%	1.51%	2.26%
Net operating loss	(0.76)%	(1.51)%	(0.83)%	(1.59)%	(0.80)%	(1.55)%	(0.75)%	(1.50)%
Supplementary Data:
Net Assets, end of period (000 omitted)	$ 17,947	$ 9,656	$ 37,261	$ 15,700	$ 68,611	$ 25,177	$ 81,318	$ 25,793
Portfolio Turnover	66%	66%	88%	88%	81%	81%	35%	35%

(a) Based on net asset value, which does not reflect the sales charge or redemption charge, if applicable.

See Notes which are an integral part of the Financial Statements

Financial Highlights, continued

The Riverfront Funds

	Large Company Select Fund
	Year Ended December 31, 1998
	Investor A	Investor B
Net Asset Value, Beginning of Period	$ 11.34	$ 11.28

Income from Investment Operations:
Net operating loss	(0.05)	(0.10)
Net realized and unrealized gains (losses) on investments	4.47	4.38

Total from Investment Operations	4.42	4.28

Less Distributions:
Net realized gains	(1.87)	(1.87)

Net Asset Value, End of Period	$ 13.89	$ 13.69

Total Return (a)	39.03%	38.00%
Ratios to Average Net Assets:
Expenses	1.66%	2.41%
Net operating loss	(0.48)%	(1.28)%
Supplementary Data:
Net Assets, end of period (000 omitted)	$ 50,801	$ 9,416
Portfolio Turnover	69%	69%

(a) Based on net asset value, which does not reflect the sales charge or redemption charge, if applicable.

See Notes which are an integral part of the Financial Statements

Financial Highlights

The Riverfront Funds

	Balanced Fund
	Years Ended December 31,
	2002		2001		2000		1999
	Investor A	Investor B	Investor A	Investor B	Investor A	Investor B	Investor A	Investor B
Net Asset Value, Beginning of Period	$ 10.12	$ 10.61	$ 12.08	$ 12.67	$ 13.40	$ 13.97	$ 13.04	$ 13.56

Income from Investment Operations:
Net investment income (net operating loss)	0.07	(0.01)	0.10	0.01	0.18	0.06	0.18	0.07
Net realized and unrealized gains (losses) on Investments	(1.60)	(1.66)	(1.97)	(2.06)	0.01	0.03	1.51	1.56

Total from Investment Operations	(1.53)	(1.67)	(1.87)	(2.05)	0.19	0.09	1.69	1.63

Less Distributions:
Net investment income	(0.05)	--	(0.09)	(0.01)	(0.18)	(0.06)	(0.18)	(0.07)
Net realized gains	--	--	--	--	(1.33)	(1.33)	(1.15)	(1.15)

Total distributions	(0.05)	--	(0.09)	(0.01)	(1.51)	(1.39)	(1.33)	(1.22)

Net Asset Value, End of Period	$ 8.54	$ 8.94	$ 10.12	$ 10.61	$ 12.08	$ 12.67	$ 13.40	$ 13.97

Total Return (a)	(15.14)%	(15.74)%	(15.56)%	(16.20)%	1.41%	0.66%	13.15%	12.10%
Ratios to Average Net Assets:
Expenses	1.99%	2.74%	1.73%	2.49%	1.53%	2.34%	1.61%	2.42%
Net investment income (net operating loss)	0.65%	(0.10)%	0.82%	0.05%	1.25%	0.45%	1.32%	0.52%
Expense waivers (b)	0.10%	0.10%	0.12%	0.10%	0.16%	0.10%	0.16%	0.10%
Supplementary Data:
Net Assets, end of period (000 omitted)	$ 6,137	$ 7,136	$ 9,112	$ 11,949	$ 11,748	$ 17,796	$ 12,962	$ 17,167
Portfolio Turnover	112%	112%	89%	89%	54%	54%	51%	51%

(a) Based on net asset value, which does not reflect the sales charge or redemptions charge, if applicable.

(b) This voluntary expense decrease is reflected in both the expense and the net investment income (net operating loss) rates shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights, continued

The Riverfront Fund

	Balanced Fund
	Year Ended December 31, 1998
	Investor A	Investor B
Net Asset Value, Beginning of Period	$ 12.30	$ 12.71

Income from Investment Operations:
Net investment income	0.23	0.11
Net realized and unrealized gains on investments	2.84	2.95

Total from investment operations	3.07	3.06

Less Distributions:
Net investment income	(0.23)	(0.11)
In excess of net investment income	(2.10)	(2.10)

Total distributions	(2.33)	(2.21)

Net Asset Value, End of Period	$ 13.04	$ 13.56

Total Return (a)	25.29%	24.34%
Ratios to Average Net Assets:
Expenses	1.69%	2.50%
Net investment income	1.65%	0.84%
Expense waivers (b)	0.16%	0.10%
Supplementary Data:
Net Assets, end of period (000 omitted)	$ 11,247	$ 13,895
Portfolio Turnover	118%	118%

(a) Based on net asset value, which does not reflect the sales charge or redemptions charge, if applicable.

(b) This voluntary expense decrease is reflected in both the expense and the net investment income (net operating loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights

The Riverfront Funds

	Small Company Select Fund
	Years Ended December 31,
	2002		2001		2000		1999
	Investor A	Investor B	Investor A	Investor B	Investor A	Investor B	Investor A	Investor B
Net Asset Value, Beginning of Period	$ 4.40	$ 4.45	$ 7.49	$ 7.63	$ 11.44	$ 11.72	$ 7.89	$ 8.14

Income from Investment Operations:
Net operating loss	(0.11)	(0.14)	(0.11)	(0.16)	(0.13)	(0.20)	(0.14)	(0.20)
Net realized and unrealized gains (losses) on investment	(1.06)	(1.06)	(2.98)	(3.02)	(2.32)	(2.39)	3.85	3.94

Total from investment operations	(1.17)	(1.20)	(3.09)	(3.18)	(2.45)	(2.59)	3.71	3.74

Less Distributions:
Net realized gains	--	--	--	--	(1.50)	(1.50)	(0.16)	(0.16)

Net Asset Value, End of Period	$ 3.23	$ 3.25	$ 4.40	$ 4.45	$ 7.49	$ 7.63	$ 11.44	$ 11.72

Total Return (a)	(26.59)%	(26.97)%	(41.26)%	(41.68)%	(21.08)%	(21.76)%	47.08%	46.01%
Ratios to Average Net Assets:
Expenses	2.79%	3.54%	2.23%	2.97%	1.72%	2.45%	1.96%	2.71%
Net operating loss	(2.34)%	(3.09)%	(1.97)%	(2.71)%	(1.30)%	(2.04)%	(1.62)%	(2.37)%
Supplementary Data:
Net Assets, end of period (000 omitted)	$ 5,076	$ 550	$ 9,811	$ 1,001	$ 18,806	$ 2,072	$ 23,633	$ 1,931
Portfolio Turnover	118%	118%	59%	59%	53%	53%	65%	65%

(a) Based on net asset value, which does not reflect the sales charge or redemptions charge, if applicable.

See Notes which are an integral part of the Financial Statements

Financial Highlights, continued

The Riverfront Funds

	Small Company Select Fund
	Year Ended December 31, 1998
	Investor A	Investor B
Net Asset Value, Beginning of Period	$ 9.17	$ 9.49

Income from Investment Operations:
Net operating loss	(0.09)	(0.15)
Net realized and unrealized losses on investments	(0.01)	(0.02)

Total from investment operations	(0.10)	(0.17)

Less Distributions:
In excess of net investment income	(1.18)	(1.18)

Net Asset Value, End of Period	$ 7.89	$ 8.14

Total Return (a)	(2.26)%	(2.96)%
Ratios to Average Net Assets:
Expenses	1.97%	2.72%
Net operating loss	(1.08)%	(1.88)%
Supplementary Data:
Net Assets, end of period (000 omitted)	$ 19,826	$ 1,455
Portfolio Turnover	114%	114%

(a) Based on net asset value, which does not reflect the sales charge or redemptions charge, if applicable.

See Notes which are an integral part of the Financial Statements

Financial Highlights

The Riverfront Funds

	Select Value Fund
	Years Ended December 31,
	2002		2001		2000		1999
	Investor A	Investor B	Investor A	Investor B	Investor A	Investor B	Investor A	Investor B
Net Asset Value, Beginning of Period	$ 8.82	$ 8.88	$ 10.89	$ 11.05	$ 11.22	$ 11.47	$ 10.47	$ 10.76

Income from Investment Operations:
Net investment income (net operating loss)	0.03	(0.04)	(0.02)	(0.12)	(0.04)	(0.14)	0.03	(0.07)
Net realized and unrealized gains (losses) on investments	(2.21)	(2.21)	(2.05)	(2.05)	(0.29)	(0.28)	0.75	0.79

Total from investment operations	(2.18)	(2.25)	(2.07)	(2.17)	(0.33)	(0.42)	0.78	0.72

Less Distributions:
Net investment income	(0.02)	--	--	--	--	--	(0.00)(a)	--
Tax return of capital	--	--	--	--	--	--	(0.03)	(0.01)

Total distributions	(0.02)	--	--	--	--	--	(0.03)	(0.01)

Net Asset Value, End of Period	$ 6.62	$ 6.63	$ 8.82	$ 8.88	$ 10.89	$ 11.05	$ 11.22	$ 11.47

Total Return (b)	(24.73)%	(25.34)%	(19.01)%	(19.64)%	(2.94)%	(3.66)%	7.44%	6.65%
Ratios to Average Net Assets:
Expenses	1.92%	2.67%	1.76%	2.53%	1.71%	2.50%	1.84%	2.63%
Net investment income (net operating loss)	0.34%	(0.41)%	(0.23)%	(1.01)%	(0.41)%	(1.21)%	0.22%	(0.50)%
Expense waivers (c)	0.10%	0.10%	0.11%	0.10%	0.13%	0.10%	0.03%	0.00%
Supplementary Data:
Net Assets, at end of period (000)	$ 10,906	$ 3,471	$ 18,928	$ 6,050	$ 26,152	$ 9,507	$ 26,075	$ 11,574
Portfolio Turnover	117%	117%	35%	35%	43%	43%	128%	128%

(a) Actual Amount $(0.0038).

(b) Based on net asset value, which does not reflect the sales charge or redemption charge, if applicable.

(c) This voluntary expense decrease is reflected in both the expense and the net investment income (net operating loss) ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights, continued

The Riverfront Funds

	Select Value Fund
	Year Ended December 31, 1998
	Investor A	Investor B
Net Asset Value, Beginning of Period	$ 11.68	$ 11.98

Income from Investment Operations:
Net investment income	0.12	0.03
Net realized and unrealized gains on investments	0.25	0.25

Total from investment operations	0.37	0.28

Less Distributions:
Net investment income	(0.12)	(0.04)
In excess of net investment income	(1.46)	(1.46)

Total distributions	(1.58)	(1.50)

Net Asset Value, End of Period	$ 10.47	$ 10.76

Total Return (a)	3.37%	2.51%
Ratios to Average Net Assets:
Expenses	1.76%	2.54%
Net investment income	1.03%	0.25%
Expense waivers (b)	0.03%	0.00%
Supplementary Data:
Net Assets, at end of period (000)	$ 77,144	$ 16,563
Portfolio Turnover	129%	129%

(a) Based on net asset value, which does not reflect the sales charge or redemptions charge, if applicable.

(b) This voluntary expense decrease is reflected in both the expense and the net investment income rates shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights

The Riverfront Funds

	U.S. Government Income Fund
	Years Ended December 31,
	2002		2001		2000		1999
	Investor A	Investor B	Investor A	Investor B	Investor A	Investor B	Investor A	Investor B
Net Asset Value, Beginning of Period	$ 9.65	$ 11.16	$ 9.48	$ 10.89	$ 9.02	$ 10.28	$ 9.65	$ 10.93

Income from Investment Operations:
Net investment income	0.33	0.29	0.47	0.42	0.50	0.49	0.48	0.45
Net realized and unrealized gains (losses) on investments	0.39	0.47	0.24	0.30	0.46	0.53	(0.62)	(0.69)

Total from investment operations	0.72	0.76	0.71	0.72	0.96	1.02	(0.14)	(0.24)

Less Distributions:
Net investment income	(0.33)	(0.26)	(0.47)	(0.38)	(0.50)	(0.41)	(0.49)	(0.41)
Net realized gains	(0.28)	(0.27)	(0.07)	(0.07)	--	--	--	--

Total distributions	(0.61)	(0.53)	(0.54)	(0.45)	(0.50)	(0.41)	(0.49)	(0.41)

Net Asset Value, End of Period	$ 9.76	$ 11.39	$ 9.65	$ 11.16	$ 9.48	$ 10.89	$ 9.02	$ 10.28

Total Return (a)	7.64%	6.89%	7.67%	6.75%	11.01%	10.19%	(1.43)%	(2.25)%
Ratios to Average Net Assets:
Expenses	1.19%	1.94%	1.10%	1.87%	1.05%	1.86%	1.08%	1.89%
Net investment income	3.44%	2.53%	4.84%	4.04%	5.46%	4.66%	5.18%	4.40%
Expense waivers (b)	0.00%	0.00%	0.02%	0.00%	0.06%	0.00%	0.06%	0.00%
Supplementary Data:
Net Assets, end of period (000 omitted)	$ 44,018	$ 4,839	$ 45,573	$ 1,953	$ 43,412	$ 1,531	$ 36,720	$ 1,554
Portfolio Turnover	398%	398%	65%	65%	69%	69%	74%	74%

(a) Based on net asset value, which does not reflect the sales charge or redemptions charge, if applicable.

(b) This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights, continued

The Riverfront Funds

	U.S. Government Income Fund
	Year Ended December 31, 1998
	Investor A	Investor B
Net Asset Value, Beginning of Period	$ 9.48	$ 10.68
Income from Investment Operations:
Net investment income	0.47	0.44
Net realized and unrealized gains (losses) on investments	0.17	0.19

Total from investment operations	0.64	0.63

Less Distributions:
Net investment income	(0.47)	(0.38)

Net Asset Value, End of Period	$ 9.65	$ 10.93

Total Return (a)	6.95%	6.03%
Ratios to Average Net Assets:
Expenses	1.12%	1.93%
Net investment income	4.90%	4.09%
Expense waivers (b)	0.06%	0.00%
Supplementary Data:
Net Assets, end of period (000 omitted)	$ 43,411	$ 1,294
Portfolio Turnover	109%	109%

(a) Based on net asset value, which does not reflect the sales charge or redemptions charge, if applicable.

(b) This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights

The Riverfront Funds

	U.S. Government Securities Money Market Fund
	Years Ended December 31,
	2002		2001		2000	1999	1998
	Investor A	Institutional	Investor A	Institutional*
Net Asset Value, Beginning of Year	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000

Income from Investment Operations:
Net investment income	0.010	0.013	0.035	0.020	0.057	0.045	0.048

Less Distributions:
Net investment income	(0.010)	(0.013)	(0.035)	(0.020)	(0.057)	(0.045)	(0.048)

Net Asset Value, End of Year	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000	$ 1.000

Total Return	1.03%	1.28%	3.54%	1.97%(a)	5.85%	4.61%	4.93%
Ratios to Average Net Assets:
Expenses	0.72%	0.47%	0.66%	0.46%(b)	0.56%	0.58%	0.66%
Net investment income	1.03%	1.26%	3.41%	2.95%(b)	5.68%	4.53%	4.82%
Expense waivers (c)	0.00%	0.00%	0.05%	0.00%(b)	0.15%	0.15%	0.15%
Supplementary Data:
Net Assets, end of year (000 omitted)	$ 173,650	$ 46,505	$ 180,951	$ 25,976	$ 162,804	$ 194,528	$ 188,847

* Reflects operations for the period from May 2, 2001 (date of inital public investment) to December 31, 2001.

(a) Reflects a cumulative total return since inception.

(b) Computed on annualized basis.

(c) This voluntary expense decrease is reflected in both the expense and net investment income ratios shown above.

Report of Independent Auditors

The Riverfront Funds

December 31, 2002

To the Shareholders and Trustees
The Riverfront Funds

We have audited the accompanying statements of assets and liabilities, including the schedules of portfolio investments, of The Riverfront Funds (comprised of Large Company Select Fund, Balanced Fund, Small Company Select Fund, Select Value Fund, U.S. Government Income Fund, and U.S. Government Securities Money Market Fund) as of December 31, 2002, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein. These financial statements and financial highlights are the responsibility of the Funds' management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with auditing standards generally accepted in the United States. Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures included confirmation of securities owned as of December 31, 2002, by correspondence with the custodian and brokers or by other appropriate auditing procedures where replies from brokers were not received. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of each of the respective portfolios constituting The Riverfront Funds at December 31, 2002, the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated therein, in conformity with accounting principles generally accepted in the United States.

/s/ Ernst & Young

Cincinnati, Ohio
February 10, 2003

Board of Trustees and Trust Officers (unaudited)

The Riverfront Funds

December 31, 2002

The following tables give information about each Board member and the senior officers of the Trust. The tables separately list Board members who are "interested persons" of the Trust (i.e., "Interested" Board members) and those who are not (i.e., "Independent" Board members). The Riverfront Funds Fund Complex consists of 6 investment company portfolios. Each Board member oversees all portfolios in The Riverfront Funds Fund Complex and serves for an indefinite term. The Trust's Statement of Additional Information includes additional information about the Trustees of the Trust and is available, without charge and upon request, by calling 1-800-424-2295.

INTERESTED TRUSTEES BACKGROUND

Name Age Address Positions Held with Trust Length of Time Served	Principal Occupation(s), Other Directorships Held and Previous Position(s)

William N. Stratman* Age: 60 1001 Liberty Avenue Pittsburgh, PA 15222-3779 Trustee Began serving: May 1998	Principal Occupation: Director, CNG Financial Corporation; Trustee, The Lake Shore Family of Funds; President, Marno Corporation; Vice President and Co-owner of Mariners Inn Banquet Halls since 1995.

Other Directorships Held: The Lake Shore Family of Funds.

* Mr. Stratman is an Interested Trustee by virtue of owning 40,000 Shares of Provident Financial Group Inc. In addition Mr. Stratman has a beneficial ownership of an additional 1,500 Shares and 500 Shares of Provident Financial Group, Inc., by virtue of his 50% ownership of Mariners Inn West, Inc. and Symmes Square Ltd. Partnership, respectively, which owns such Shares.

INDEPENDENT TRUSTEES BACKGROUND

J. Virgil Early, Jr. Age: 65 1001 Liberty Avenue Pittsburgh, PA 15222-3779 Trustee Began serving: July 1994	Principal Occupation: President, J. Virgil Early & Associates (business consulting); Vice President of Synovus Trust Company since September 1997.

William M. Higgins Age: 58 1001 Liberty Avenue Pittsburgh, PA 15222-3779 Trustee Began serving: July 1994	Principal Occupation: Senior Vice President and Director of Sena Weller Rohs Williams, Inc. (investment advisory services) since January 1989.

Harvey M. Salkin, Ph.D. Age: 57 10900 Euclid Avenue Cleveland, OH 44106-7235 Trustee Began serving: January 1996	Principal Occupation: Professor, Weatherhead School of Management, Case Western Reserve University, President and Director of Marshall Plan Advisers, Inc. (investment advisory services).

Donald C. Siekmann Age: 64 1001 Liberty Avenue Pittsburgh, PA 15222-3779 Trustee Began serving: February 1998	Principal Occupation: President, Shor Foundation for Epilepsy Research (charitable foundation); Executive, DuroBag Manufacturing, Co. (manufacturer of paper bags); Retired, former partner of Arthur Andersen (independent public accountants).

OFFICERS
Name Age Address Positions Held with Trust Length of Time Served	Principal Occupation(s), Other Directorships Held and Previous Position(s)

Duane A. Dewey Age: 44 1001 Liberty Avenue Pittsburgh, PA 15222-3779 President	Principal Occupation: President, Provident Investment Advisors. Previous Positions: Managing Director and Senior Vice President, Provident Bank.

George M. Polatas Age: 40 1001 Liberty Avenue Pittsburgh, PA 15222-3779 Vice President	Principal Occupation: Assistant Vice President, Federated Services Company; Vice President and Assistant Treasurer of various Funds distributed by Edgewood Services, Inc.

Allan F. Westcott Age: 44 1001 Liberty Avenue Pittsburgh, PA 15222-3779 Vice President	Principal Occupation: Senior Vice President, Provident Financial Advisors, Inc.

C. John Ollier Age: 63 1001 Liberty Avenue Pittsburgh, PA 15222-3779 Treasurer	Principal Occupation: Vice President, Mutual Fund Services, The Provident Bank.

Timothy S. Johnson Age: 41 1001 Liberty Avenue Pittsburgh, PA 15222-3779 Secretary

Principal Occupation: Counsel, Reed Smith LLP; Secretary or Assistant Secretary of various Funds distributed by Edgewood Services, Inc., and Federated Securities Corp.

Previous Positions: Vice President and Corporate Counsel, Federated Services Co.

The Riverfront Funds, Inc.

INVESTMENT ADVISER
Provident Investment Advisors, Inc.
One East Fourth Street
Cincinnati, Ohio 45202

DISTRIBUTOR
Edgewood Services, Inc.
5800 Corporate Drive
Pittsburgh, PA 15237-5829

FOR ADDITIONAL INFORMATION CALL:
The Provident Bank
Mutual Fund Services
1-800-424-2295

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report must be preceded or accompanied by the Funds’ prospectus which contains facts concerning its objectives and policies, management fees, expenses and other information.

Cusip 768709602
Cusip 768709701
Cusip 768709404
Cusip 768709800
Cusip 768709842
Cusip 768709834
Cusip 768709107
Cusip 768709867
Cusip 768709859
Cusip 768709305
Cusip 768709875
Cusip 768709826
G02568-01 (2/03)